UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10045

CALVERT IMPACT FUND, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2014

Item 1.  Report to Stockholders.

[Calvert Small Cap Fund Annual Report to Shareholders]

and

[Calvert Global Alternative Energy Fund and Calvert Global Water Fund Annual Report to Shareholders]

and

[Calvert Green Bond Fund Annual Report to Shareholders]

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4	President’s Letter
6	SRI Update
8	Portfolio Management Discussion
14	Shareholder Expense Example
16	Report of Independent Registered Public Accounting Firm
17	Statement of Net Assets
21	Statement of Operations
22	Statements of Changes in Net Assets
24	Notes to Financial Statements
31	Financial Highlights
36	Explanation of Financial Tables
38	Proxy Voting
38	Availability of Quarterly Portfolio Holdings
39	Director and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

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Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

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As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Calvert shareholder proposals filed during the 2013/2014 season resulted in the following company commitments: • PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Polaris, a maker of motorcycles, off-road vehicles, and small electric vehicles, agreed to produce a sustainability plan and strategy for goal-defined company-wide emissions reductions.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Public Policy Initiatives

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy targets. Other key findings include that 53 Fortune 100 companies report savings of $1.1 billion annually through energy efficiency and renewable energy. These companies are reducing emissions equivalent to taking 15 coal plants offline.

The initial 2012 Power Forward report showed that a majority of Fortune 100 companies had set commitments to renewable energy, GHG emissions reductions, or both. The report attracted press coverage by USA Today, The Huffington Post, Bloomberg, and was referenced in testimony to the Senate Budget Committee. The Guardian listed the report as one of the “10 reasons to be hopeful that we will overcome climate change.”

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The

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Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

ESG Integration and Fixed Income

The United Nations-supported Principles for Responsible Investment (PRI) is an international network of investors working toward incorporating ESG issues into investment practices across asset classes. The PRI published the Fixed Income Investor Guide, highlighting examples of strategies to incorporate ESG integration and engagement in fixed-income asset classes. Material is sourced from the PRI’s Reporting Framework, extensive research, and interviews with signatories, including Calvert Investments. Chief Investment Officer Cathy Roy and Senior Credit Analyst Kim Nguyen-Taylor are among the experts who are quoted and provided material input, including a case study.

Conflict Minerals Due Diligence Reporting

Investors and consumers are increasingly calling on companies to identify and mitigate human rights-related risks in their supply chains. A major step forward in this continuing effort was companies’ filing of more than 1,300 conflict minerals due diligence reports to the Securities and Exchange Commission in June 2014. Several Calvert holdings, including Advanced Micro Devices, Apple, General Electric, Hewlett-Packard, Intel, and Microsoft, demonstrated exemplary approaches to this due diligence reporting. In filing the disclosures, companies complied with an SEC rule developed according to Dodd-Frank Section 1502. This law requires disclosure by companies that use gold, tin, tantalum, and tungsten in their products to determine whether such metals originate from particular mines in the Democratic Republic of the Congo (DRC) or adjoining countries that have been used to fuel a nearly two-decade long war in the region.

The reporting rule allows investors to evaluate the efforts of companies in industries, ranging from electronics and auto parts to retailers and jewelers, to identify and eliminate the use of conflict minerals in their supply chains. Most importantly, the rule has diminished the use of conflict minerals and in turn could help end the conflict in the DRC. Calvert was an early supporter of this legislation and played a leading role in the SEC rule-making process as part of a multi-stakeholder coalition.

Calvert’s Signature® criteria examine corporate performance across seven broad areas of concern: Governance and Ethics, Environment, Workplace, Product Safety and Impact, International Operations and Human Rights, Indigenous Peoples’ Rights, and Community Relations. For a company to be eligible for inclusion in a Calvert Signature portfolio, it must meet the criteria in all seven categories.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Polaris 0.15% of Calvert Social Index Fund, 3.30% of Calvert Capital Accumulation Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Advanced Mirco Devices 0.20% of Calvert Social Index Fund; Apple 4.09% of Calvert Balanced Portfolio, 6.58% of Calvert Large Cap Core Portfolio, 4.69% of Calvert Equity Portfolio, 0.47% of Calvert Bond Portfolio, 4.50% of Calvert Social Index Fund; General Electric 0%; Hewlett-Packard 0.49% of Calvert Social Index Fund; Intel 0.41% of Calvert Balanced Portfolio, 0.20% of Calvert Bond Portfolio, 1.29% of Calvert Social Index Fund; and Microsoft 0.78% of Calvert Balanced Portfolio, 4.69% of Calvert Equity Portfolio, 0.29% of Calvert Bond Portfolio, 2.85% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

The Calvert Small Cap Fund Class A Shares (at NAV) returned 4.69% for the 12-month period ended September 30, 2014, outperforming the Russell 2000 Index, which returned 3.93%. The Fund’s outperformance was primarily attributable to sound stock selection.

Investment Climate

The divergence between economic conditions in the United States and the rest of the world continued over the 12-month reporting period, and was reflected in global equity market performance. Macroeconomic data showed the U.S. economy regained its footing after a weather-induced, disappointing first quarter. In contrast, concerns about economic growth in emerging markets, especially China, and anemic economic activity in Europe, highlighted risks abroad. The 12-month period was also marked by rising geopolitical tensions across multiple regions, but the equity markets proved resilient, with most major global indices finishing in positive territory.

For the year ended September 30, 2014, the Standard and Poor’s (S&P) 500, Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 19.73%, 19.01%, 3.93%, 4.70%, and 4.66%, respectively.

From an investment-style perspective, growth stocks slightly outpaced value stocks, while large-capitalization stocks significantly outperformed small-cap stocks. With increases in interest rates looming in the next 6-18 months, combined with lofty asset valuations entering into 2014, it was understandable that the performance of small-cap stocks was less than stellar. Looking at sector performance, Utilities, Health Care, and Financials were the top performers within the Russell 2000 Index, while the Consumer Discretionary, Telecommunication Services, and Energy sectors lagged.

Accelerating Economic Recovery in the U.S.

A wide range of positive U.S. macroeconomic data pointed toward a broader-based recovery over the year, led by an improving labor market. The Purchasing Managers’ Index (PMI) showed expansion in the manufacturing sector, consumer confidence rose, and corporate earnings were strong. While the housing recovery has slowed, we believe it remains on a long-term, upward trajectory, with the slowdown in price appreciation leading to more affordable prices and acting as a potential tailwind for new home buyers. The Fed continued tapering throughout the year, but signaled that short-term interest rates

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CALVERT
SMALL CAP FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	18.2%
Energy	4.4%
Financials	28.6%
Health Care	13.3%
Industrials	17.2%
Information Technology	13.1%
Materials	0.4%
Telecommunication Services	4.8%
Total	100%

CALVERT
SMALL CAP FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	-3.16%	4.69%
Class B	-3.99%	2.95%
Class C	-3.56%	3.81%
Class I	-2.94%	5.27%
Class Y**	-3.07%	5.04%

Russell 2000
Index	-5.46%	3.93%

Lipper Small
Cap Core
Funds Average	-4.39%	5.72%

Ten Largest	% of Net
Stock Holdings	Assets
Centene Corp.	3.6%
TRW Automotive Holdings
Corp.	3.5%
PrivateBancorp, Inc.	3.4%
Edwards Lifesciences Corp.	3.4%
SVB Financial Group	3.4%
E*Trade Financial Corp.	3.3%
Anixter International, Inc.	3.3%
PartnerRe Ltd.	3.3%
Umpqua Holdings Corp.	3.2%
Deluxe Corp.	3.2%
Total	33.6%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

** Calvert Small Cap Fund first offered Class Y shares on October 18, 2013.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

would likely remain low for an extended period, even after the bond-buying program winds down.

Geopolitical Turmoil Intensifies

Geopolitical turmoil dominated headlines for much of the year with ongoing conflict in the Ukraine and escalating tensions in the Middle East that spurred the U.S. and partners to confront ISIS militarily. Protests in Hong Kong and uncertainty around China’s response briefly roiled the equity markets. Bucking historical trends, oil prices continued to decline despite conflict in the Middle East, Ukraine, and Russia as a combination of growing oil supply from North America and weaker global demand helped push oil prices down.

Weak Economic Growth Abroad

Business and consumer confidence in the eurozone continued to fall over the reporting period. Inflation remained dangerously low with several countries, including Greece, Spain, and Italy, experiencing deflation. The region’s economic woes spread to core euro economies as well,

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CALVERT
SMALL CAP FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-0.30%
Five year	12.63%
Since inception (10/1/2004)	5.51%

Class B Shares	(with max. load)
One year	-2.05%
Since inception (11/29/2010)	10.73%

Class C Shares	(with max. load)
One year	2.81%
Five year	12.70%
Since inception (4/1/2005)	4.87%

Class I Shares
One year	5.27%
Five year	14.57%
Since inception (4/29/2005)	7.44%

Class Y Shares*
One year	5.04%
Five year	13.81%
Since inception (10/1/2004)	6.06%

* Calvert Small Cap Fund first offered Class Y shares on October 18, 2013.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

particularly evident in France’s stagnating economy. Even Germany’s relatively stable economy showed signs of strain as Germany’s Manufacturing PMI slipped into contraction territory.

Although European equities benefited from the European Central Bank’s pledge to add further stimulus and likely initiate an asset purchase program, the positive market reaction was short-lived. Eurozone countries have thus far proved either unwilling or unable to enact meaningful structural economic reforms.

The global implications of slower growth in China troubled investors throughout the year, as Chinese home prices fell, GDP growth slowed, and the specter of a property-bubble burst remained a concern. Although China’s Manufacturing PMI hovered in expansion territory at the end of the period, we continue to watch for further signs of stress as China transitions from an investment-driven economy to a more consumer-oriented one.

Portfolio Strategy

Although they trailed large-cap stocks, U.S. small-cap stocks posted positive returns for the 12-month reporting period, with the Russell 2000 Index returning 3.93% versus 4.69% for the Fund. Our stock selections in the Consumer Discretionary, Financials, and Energy sectors were the largest contributors to the Fund’s outperformance, while our picks in the Industrials sector detracted from returns. Additionally, our underweight to Energy, one of the worst-performing sectors in the small-cap market, benefitted the Fund.

Our Financials stocks were a large contributor to the Fund’s solid gains. After turning in stellar performances last year, banking-industry companies Private Bancorp and SVB Financial Group continued to pace returns, gaining 39.9% and 29.7%, respectively, for the 12-month reporting period.1 Consumer Discretionary had two standout holdings, Brown Shoe Company and CEC Entertainment. Despite missing analysts’ revenue targets, Brown Shoe delivered solid

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Class A shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

* The month-end date of 10/31/04 is used for comparison purposes only: actual fund inception is 10/1/04.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.57%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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earnings by increasing its operating margins and its stock rose 18.2% for the period. CEC Entertainment, which runs the family-friendly restaurant Chucky Cheese, was bought by a private equity firm, Apollo Global Management, and gained 16.7%.

In the Energy sector, Exterran Holdings, an oil-and-gas equipment-services company, returned 52% as it met or exceeded analysts’ earnings estimates throughout the period.

The largest detractor from performance came from the Industrials sector, with Skywest Airlines declining -37.6% before we sold it in August. Skywest, along with other airlines, reported larger-than-average cancellations due to inclement weather, and the company has struggled with its 2010 acquisition of ExpressJets, which remains unprofitable.

Overall, our disciplined valuation and portfolio-construction processes fostered strong relative performance for the reporting period. Going forward, we believe these strategies will continue to produce good results as investors increasingly focus on valuation, stock-specific issues, and higher earnings-quality metrics.

Outlook

If U.S. macroeconomic data remains positive, we could see a pick-up in economic activity, increases in GDP growth, and further positive earnings news. The housing market remains a key driver of economic recovery. While we don’t anticipate institutional buyer demand returning to previous levels, we believe individual U.S. homebuyers can ultimately fill the gap, and we remain optimistic about recovery for the U.S. housing market.

In the United States, the end of quantitative easing and the prospect of increased interest rates have investors worried the Fed may tighten too early and derail economic recovery, but with the Fed’s policies dependent on economic data—and little inflation pressure at the moment—there is flexibility to delay tightening. If stronger economic data adjusts market expectations, we could see a temporary spike in market volatility.

As investors get more clarity on the timing, magnitude, and the clip of interest-rate increases, we believe small-cap stocks could outperform large-caps. Small-cap earnings have shown better growth and their business models are more leveraged to U.S. recovery. Our long-term outlook for large-cap stocks, although more modest, is also positive.

We expect the dollar to continue to strengthen, which may favor U.S. securities overall. The stronger U.S. dollar and fears of economic slowdown in China could create near-term headwinds for emerging markets. One positive byproduct of China’s economic transition has been the winding down of the commodities super-cycle, which should make input costs cheaper and help keep inflation low.

Lower hydrocarbon-based energy prices could provide support for global economic growth and help keep inflation low. This could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

We closely monitor extreme climate events as they may affect the growth and performance dynamics of entire regions and countries. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

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Overall, we believe global economic growth will continue to move ahead, led by the United States, which will continue to favor the U.S. equity markets.

Calvert Investment Management, Inc.
October 2014

1. Returns reflect the period the holding was in the portfolio.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Private Bancorp 3.38%, SVB Financial Group 3.36%, Brown Shoe Company 0.32%, CEC Entertainment 0%, Exterran Holding 0%, Skywest Airlines 0%, and ExpressJets 0%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$968.39	$7.34
Hypothetical	$1,000.00	$1,017.61	$7.52
(5% return per year before expenses)

Class B
Actual	$1,000.00	$960.12	$15.67
Hypothetical	$1,000.00	$1,009.07	$16.07
(5% return per year before expenses)

Class C
Actual	$1,000.00	$964.38	$11.10
Hypothetical	$1,000.00	$1,013.76	$11.38
(5% return per year before expenses)

Class I
Actual	$1,000.00	$970.65	$4.55
Hypothetical	$1,000.00	$1,020.45	$4.66
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$969.31	$5.42
Hypothetical	$1,000.00	$1,019.56	$5.56
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.49%, 3.19%, 2.25%, 0.92%, and 1.10% for Class A, Class B, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Small Cap Fund: We have audited the accompanying statement of net assets of the Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five- year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Small Cap Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 99.7%	Shares	Value
Aerospace & Defense - 1.5%
Ducommun, Inc.*	110,556	$3,030,340

Airlines - 1.8%
Allegiant Travel Co	30,257	3,741,581

Auto Components - 3.5%
TRW Automotive Holdings Corp.*	71,194	7,208,392

Automobiles - 0.9%
Toyota Motor Corp. (ADR)	16,590	1,949,823

Banks - 13.2%
East West Bancorp, Inc	196,530	6,682,020
PrivateBancorp, Inc	235,501	7,043,835
SVB Financial Group*	62,449	6,999,908
Umpqua Holdings Corp	410,311	6,757,822
		27,483,585

Capital Markets - 3.3%
E*Trade Financial Corp.*	305,028	6,890,583

Commercial Services & Supplies - 6.3%
Deluxe Corp	121,524	6,703,264
Pitney Bowes, Inc	254,183	6,352,033
		13,055,297

Communications Equipment - 4.7%
Comtech Telecommunications Corp	90,116	3,347,809
Harris Corp	95,437	6,337,017
		9,684,826

Consumer Finance - 1.6%
Nelnet, Inc	78,604	3,387,046

Diversified Consumer Services - 3.7%
Grand Canyon Education, Inc.*	114,462	4,666,616
Strayer Education, Inc.*	50,974	3,052,323
		7,718,939

Diversified Telecommunication Services - 4.3%
Atlantic Tele-Network, Inc	41,731	2,249,301
Frontier Communications Corp	1,029,070	6,699,246
		8,948,547

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 17

Equity Securities - Cont’d	Shares	Value
Electronic Equipment & Instruments - 4.5%
Anixter International, Inc	81,129	$6,882,985
Plexus Corp.*	67,181	2,480,994
		9,363,979

Energy Equipment & Services - 4.4%
Bristow Group, Inc	98,849	6,642,653
Tesco Corp	130,946	2,599,278
		9,241,931

Health Care Equipment & Supplies - 9.7%
Becton Dickinson and Co	57,661	6,562,398
Edwards Lifesciences Corp.*	68,708	7,018,522
Medtronic, Inc	106,870	6,620,596
		20,201,516

Health Care Providers & Services - 3.6%
Centene Corp.*	90,959	7,523,219

Hotels, Restaurants & Leisure - 1.2%
Texas Roadhouse, Inc	93,015	2,589,538

Household Durables - 1.0%
Panasonic Corp. (ADR)	167,386	2,005,284

Insurance - 10.1%
American Financial Group, Inc	102,482	5,932,683
FBL Financial Group, Inc	39,516	1,766,365
PartnerRe Ltd	62,415	6,858,784
Symetra Financial Corp	209,914	4,897,294
The Navigators Group, Inc.*	26,329	1,619,234
		21,074,360

IT Services - 3.9%
DST Systems, Inc	74,920	6,287,286
TeleTech Holdings, Inc.*	77,337	1,900,943
		8,188,229

Machinery - 3.4%
AGCO Corp	142,182	6,463,594
LB Foster Co	12,884	591,891
		7,055,485

Marine - 2.8%
Matson, Inc	231,835	5,802,830

18	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

Equity Securities - Cont’d	Shares	Value
Media - 6.2%
John Wiley & Sons, Inc	29,131	$1,634,540
McClatchy Co.*	516,733	1,736,223
Time Warner Cable, Inc	31,243	4,483,058
Time Warner, Inc	66,688	5,015,605
		12,869,426

Metals & Mining - 0.4%
Olympic Steel, Inc	40,350	830,000

Multiline Retail - 1.4%
Dillard's, Inc	26,110	2,845,468

Professional Services - 1.5%
Navigant Consulting, Inc.*	216,991	3,018,345

Specialty Retail - 0.3%
Brown Shoe Co., Inc	24,564	666,421

Wireless Telecommunication Services - 0.5%
Shenandoah Telecommunications Co	44,734	1,109,851

Total Equity Securities (Cost $198,905,635)		207,484,841

	Principal
High Social Impact Investments - 0.3%	Amount
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(i)(r)	$651,905	639,054

Total High Social Impact Investments (Cost $651,905)		639,054

Time Deposit - 0.0%
State Street Bank Time Deposit, 0.069%, 10/1/14	41,536	41,536

Total Time Deposit (Cost $41,536)		41,536

Total Investments (Cost $199,599,076) - 100.0%		208,165,431
Other assets and liabilities, net - 0.0%		(53,844)
Net Assets - 100%		$208,111,587

See notes to financial statements.

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Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 of $0.01 par value shares authorized:
Class A: 5,837,971 shares outstanding		$107,601,753
Class B: 39,187 shares outstanding		57,397
Class C: 670,192 shares outstanding .		11,929,293
Class I: 2,259,844 shares outstanding		49,128,903
Class Y: 191,072 shares outstanding		4,586,134
Accumulated net realized gain (loss)		26,241,752
Net unrealized appreciation (depreciation)		8,566,355

Net Assets		$208,111,587

Net Asset Value per Share
Class A (based on net assets of $134,127,822)		$22.98
Class B (based on net assets of $858,460)		$21.91
Class C (based on net assets of $14,156,264)		$21.12
Class I (based on net assets of $54,562,692)		$24.14
Class Y (based on net assets of $4,406,349)		$23.06

Restricted Securities	Acquisition Date	Cost
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	$651,905

(b)	This security was valued under the direction of the Board of Directors. See Note A.
(i)	Restricted securities represent 0.3% of net assets for the Small Cap Fund.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
*	Non-income producing security.

Abbreviations:

ADR: American Depositary Receipts

See notes to financial statements.

20	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$10,048
Dividend income (net of foreign taxes withheld of $2,265)	2,596,823
Total investment income .	2,606,871

Expenses:
Investment advisory fee .	1,459,355
Transfer agency fees and expenses .	505,812
Administrative fees	441,654
Distribution Plan expenses:
Class A .	346,840
Class B .	11,093
Class C	145,025
Directors' fees and expenses	20,581
Custodian fees	32,179
Registration fees .	63,725
Reports to shareholders .	35,114
Professional fees	39,129
Accounting fees .	30,564
Miscellaneous	10,660
Total expenses	3,141,731
Reimbursement from Advisor:
Class A	(108,356)
Class B .	(2,772)
Class C	(10,829)
Class I .	(16,722)
Class Y	(11,556)
Net expenses	2,991,496

Net Investment Income (Loss)	(384,625)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	44,084,049
Change in unrealized appreciation (depreciation)	(34,452,776)

Net Realized and Unrealized
Gain (Loss) on Investments	9,631,273

Increase (Decrease) in Net Assets
Resulting From Operations	$9,246,648

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income (loss)	($384,625)	$59,127
Net realized gain (loss)	44,084,049	21,131,949
Change in unrealized appreciation (depreciation)	(34,452,776)	21,290,978

Increase (Decrease) in Net Assets
Resulting From Operations	9,246,648	42,482,054

Distributions to shareholders from:
Net investment income:
Class A shares	—	(1,239,153)
Class C shares	—	(21,918)
Class I shares .	—	(484,645)
Net realized gain:
Class A shares	(14,647,077)	(2,586,265)
Class B shares	(138,533)	(38,354)
Class C shares	(1,638,395)	(288,508)
Class I shares .	(5,147,885)	(707,515)
Class Y shares .	(15,806)	—
Total distributions .	(21,587,696)	(5,366,358)

Capital share transactions:
Shares sold:
Class A shares	29,278,686	24,588,981
Class B shares	47,074	13,124
Class C shares	2,078,627	2,375,780
Class I shares .	13,275,817	18,224,871
Class Y shares .	4,698,934	—
Reinvestment of distributions:
Class A shares	13,909,549	3,585,262
Class B shares	135,230	36,506
Class C shares	1,424,032	261,891
Class I shares .	4,854,479	1,105,442
Class Y shares .	15,806	—
Redemption fees:
Class A shares	1,374	376
Class C shares	66	—
Shares redeemed:
Class A shares	(30,156,544)	(20,298,567)
Class B shares	(495,699)	(542,521)
Class C shares	(1,976,827)	(1,506,475)
Class I shares .	(7,103,176)	(7,040,078)
Class Y shares .	(128,606)	—
Total capital share transactions .	29,858,822	20,804,592

Total Increase (Decrease) In Net Assets	17,517,774	57,920,288

See notes to financial statements.

22	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Net Assets	2014	2013
Beginning of year	$190,593,813	$132,673,525
End of year (including distributions in excess of net investment
income of $0 and $401,637, respectively)	$208,111,587	$190,593,813

Capital Share Activity
Shares sold:
Class A shares	1,235,969	1,106,630
Class B shares	2,108	604
Class C shares	94,919	110,481
Class I shares	536,492	770,556
Class Y shares .	195,656	—
Reinvestment of distributions:
Class A shares	611,947	193,984
Class B shares	6,155	2,027
Class C shares	67,714	15,188
Class I shares	204,227	57,733
Class Y shares .	695	—
Shares redeemed:
Class A shares	(1,273,723)	(952,854)
Class B shares	(21,876)	(26,539)
Class C shares	(89,824)	(76,223)
Class I shares	(288,306)	(323,345)
Class Y shares .	(5,279)	—
Total capital share activity	1,276,874	878,242

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Small Cap Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert Impact Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund offers five classes of shares - Classes A, B, C, I, and Y. The Fund began offering Class Y shares on October 18, 2013. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each Class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges, and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratifica-

24	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

tion by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account.

For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities and are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 25

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, securities valued at $639,054, or 0.3% of net assets, were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$207,484,841	—	—	$207,484,841
Other debt obligations	—	$680,590	—	680,590
TOTAL	$207,484,841	$680,590	—	$208,165,431

* For further breakdown of equity securities by industry, please refer to the Statement of Net Assets.

26	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Fund’s Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

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Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .70% of the average daily net assets. Under the terms of the agreement, $123,562 was payable at year end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2016 for Class A, B, C, and Y and through January 31, 2015 for Class I. The contractual expense caps are 1.37%, 3.19%, 2.12%, .92%, and 1.12%. for Class A, B, C, I, and Y, respectively (Prior to July 1, 2014, the expense caps were 1.69%, 2.69%, and 1.42% for Class A, C, and Y, respectively). For the purpose of these expense limits, operating expenses do not include interest expense, brokerage commissions, taxes, or extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At year end, $85,692 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .25% for Classes A, B, C, and Y shares and .10% for Class I shares, based on the average daily net assets. Under the terms of the agreement, $37,146 was payable at year end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .35%, 1.00%, and 1.00% annually of average daily net assets of Class A, B, and C shares, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25%, 1.00%, and 1.00% of average daily net assets of Class A, B, and C, respectively. Class I and Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $41,130 was payable at year end.

CID received $38,477 as its portion of the commissions charged on sales of Class A shares for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, acts as shareholder servicing agent for the Fund. For its services, CIS received a fee of $67,981 for the year ended September 30, 2014. Under the terms of the agreement, $5,567 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

The Fund invests in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annu-

28	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

ally may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.

Note C — Investment Activity And Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $238,762,898,and $204,502,276, respectively.

The tax character of dividends and distributions paid during the years ended September 30, 2014 and September 30, 2013 was as follows:

Distributions Paid From:	2014	2013
Ordinary income	—	$1,745,716
Long-term capital gain	$21,587,696	3,620,642
Total	$21,587,696	$5,366,358

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$13,441,020
Unrealized (depreciation)	(4,887,244)
Net unrealized appreciation/(depreciation)	$8,553,776

Undistributed ordinary income	$2,564,858
Undistributed long-term capital gain	$23,689,473

Federal income tax cost of investments	$199,611,655

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications are due to net operating losses.

Undistributed net investment income	$786,262
Accumulated net realized gain (loss)	(786,262)

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 29

Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the year ended September 30, 2014.

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

notice to shareholders (unaudited)

For the fiscal year ended September 30, 2014, the Fund considers $21,587,696 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

30	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$24.58	$19.36	$15.15
Income from investment operations:
Net investment income (loss)	(.07)	(.01)	.20
Net realized and unrealized gain (loss)	1.19	6.02	4.05
Total from investment operations	1.12	6.01	4.25
Distributions from:
Net investment income	—	(.25)	(.04)
Net realized gain	(2.72)	(.54)	—
Total distributions	(2.72)	(.79)	(.04)
Total increase (decrease) in net asset value	(1.60)	5.22	4.21
Net asset value, ending	$22.98	$24.58	$19.36

Total return*	4.69%	32.42%	28.12%
Ratios to average net assets: A
Net investment income (loss)	(.28%)	(.05%)	1.13%
Total expenses	1.61%	1.67%	1.78%
Expenses before offsets	1.53%	1.67%	1.69%
Net expenses	1.53%	1.67%	1.69%
Portfolio turnover	103%	82%	3%
Net assets, ending (in thousands)	$134,128	$129,407	$95,189

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010
Net asset value, beginning	$15.55	$14.14
Income from investment operations:
Net investment income (loss)	.02	(.06)
Net realized and unrealized gain (loss)	(.42)	1.47
Total from investment operations	(.40)	1.41
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(.40)	1.41
Net asset value, ending	$15.15	$15.55

Total return*	(2.56%)	9.97%
Ratios to average net assets: A
Net investment income (loss)	.13%	(.35%)
Total expenses	1.81%	1.94%
Expenses before offsets	1.69%	1.69%
Net expenses	1.69%	1.69%
Portfolio turnover	9%	174%
Net assets, ending (in thousands)	$81,374	$34,763

See notes to financial highlights.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 31

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$23.92	$18.89	$14.97
Income from investment operations:
Net investment income (loss)	(.45)	(.32)	(.05)
Net realized and unrealized gain (loss)	1.16	5.89	3.97
Total from investment operations	.71	5.57	3.92
Distributions from:
Net investment income	—	—	—
Net realized gain	(2.72)	(.54)	—
Total distributions	(2.72)	(.54)	—
Total increase (decrease) in net asset value	(2.01)	5.03	3.92
Net asset value, ending	$21.91	$23.92	$18.89

Total return*	2.95%	30.40%	26.19%
Ratios to average net assets: A
Net investment income (loss)	(1.95%)	(1.53%)	(.31%)
Total expenses	3.44%	3.64%	3.50%
Expenses before offsets	3.19%	3.19%	3.19%
Net expenses	3.19%	3.19%	3.19%
Portfolio turnover	103%	82%	3%
Net assets, ending (in thousands)	$858	$1,263	$1,449

	Period Ended
	September 30,
Class B Shares	2011 (z)#
Net asset value, beginning	$16.81
Income from investment operations:
Net investment income (loss)	(.21)
Net realized and unrealized gain (loss)	(1.63)
Total from investment operations	(1.84)
Distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Total increase (decrease) in net asset value	(1.84)
Net asset value, ending	$14.97

Total return*	(10.95%)
Ratios to average net assets: A
Net investment income (loss)	(1.38%) (a)
Total expenses	3.46% (a)
Expenses before offsets	3.19% (a)
Net expenses	3.19% (a)
Portfolio turnover	9%**
Net assets, ending (in thousands)	$2,183

See notes to financial highlights.

32	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$22.98	$18.08	$14.25
Income from investment operations:
Net investment income (loss)	(.23)	(.17)	.03
Net realized and unrealized gain (loss)	1.09	5.65	3.80
Total from investment operations	.86	5.48	3.83
Distributions from:
Net investment income	—	(.04)	—
Net realized gain	(2.72)	(.54)	—
Total distributions	(2.72)	(.58)	—
Total increase (decrease) in net asset value	(1.86)	4.90	3.83
Net asset value, ending	$21.12	$22.98	$18.08

Total return*	3.81%	31.35%	26.88%
Ratios to average net assets: A
Net investment income (loss)	(1.06%)	(.86%)	.19%
Total expenses	2.38%	2.49%	2.64%
Expenses before offsets	2.31%	2.49%	2.64%
Net expenses	2.31%	2.49%	2.64%
Portfolio turnover	103%	82%	3%
Net assets, ending (in thousands)	$14,156	$13,726	$9,907

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010
Net asset value, beginning	$14.77	$13.55
Income from investment operations:
Net investment income (loss)	(.15)	(.15)
Net realized and unrealized gain (loss)	(.37)	1.37
Total from investment operations	(.52)	1.22
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(.52)	1.22
Net asset value, ending	$14.25	$14.77

Total return*	(3.52%)	9.00%
Ratios to average net assets: A
Net investment income (loss)	(.87%)	(1.28%)
Total expenses	2.74%	3.17%
Expenses before offsets	2.69%	2.69%
Net expenses	2.69%	2.69%
Portfolio turnover	9%	174%
Net assets, ending (in thousands)	$8,618	$2,583

See notes to financial highlights.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT 33

FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$25.56	$20.06	$15.80
Income from investment operations:
Net investment income	.08	.16	.35
Net realized and unrealized gain (loss)	1.22	6.24	4.21
Total from investment operations	1.30	6.40	4.56
Distributions from:
Net investment income	—	(.36)	(.30)
Net realized gain	(2.72)	(.54)	—
Total distributions	(2.72)	(.90)	(.30)
Total increase (decrease) in net asset value	(1.42)	5.50	4.26
Net asset value, ending	$24.14	$25.56	$20.06

Total return*	5.27%	33.43%	29.11%
Ratios to average net assets: A
Net investment income	.33%	.71%	1.88%
Total expenses	.95%	.98%	1.03%
Expenses before offsets	.92%	.92%	.92%
Net expenses	.92%	.92%	.92%
Portfolio turnover	103%	82%	3%
Net assets, ending (in thousands)	$54,563	$46,198	$26,129

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010
Net asset value, beginning	$16.14	$14.56
Income from investment operations:
Net investment income	.17	.08
Net realized and unrealized gain (loss)	(.45)	1.50
Total from investment operations	(.28)	1.58
Distributions from:
Net investment income	(.06)	—
Net realized gain	—	—
Total distributions	(.06)	—
Total increase (decrease) in net asset value	(.34)	1.58
Net asset value, ending	$15.80	$16.14

Total return*	(1.81%)	10.85%
Ratios to average net assets: A
Net investment income	.90%	.44%
Total expenses	1.08%	1.16%
Expenses before offsets	.92%	.92%
Net expenses	.92%	.92%
Portfolio turnover	9%	174%
Net assets, ending (in thousands)	$17,895	$12,001

See notes to financial highlights.

34	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Period Ended
September 30,
Class Y Shares	2014 (z)##
Net asset value, beginning	$25.36
Income from investment operations:
Net investment income	.03
Net realized and unrealized gain (loss)	.39
Total from investment operations	.42
Distributions from:
Net investment income	—
Net realized gain	(2.72)
Total distributions	(2.72)
Total increase (decrease) in net asset value	(2.30)
Net asset value, ending	$23.06

Total return*	1.81%
Ratios to average net assets: A
Net investment income	.14% (a)
Total expenses	2.20% (a)
Expenses before offsets	1.16% (a)
Net expenses	1.16% (a)
Portfolio turnover	103%
Net assets, ending (in thousands)	$4,406

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods of less than one year.

 # From November 29, 2010 inception.

## From October 18, 2013 inception.

(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also

36	www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED)

be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

www.calvert.com CALVERT SMALL CAP FUND ANNUAL REPORT (UNAUDITED) 37

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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To Open an Account
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TDD for Hearing Impaired
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Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
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330 West 9th Street
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Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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4	President’s Letter
6	SRI Update
8	Portfolio Management Discussion
18	Shareholder Expense Example
21	Report of Independent Registered Public Accounting Firm
22	Statement of Net Assets
28	Statements of Operations
29	Statements of Changes in Net Assets
33	Notes to Financial Statements
41	Financial Highlights
50	Explanation of Financial Tables
51	Proxy Voting
52	Availability of Quarterly Portfolio Holdings
53	Director and Officer Information Table

Barbara Krumsiek
President and CEO of Calvert Investments

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

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Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 5

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Shareholder Advocacy

Calvert filed 31 shareholder proposals for the 2014 proxy season on a variety of issues, including board diversity, greenhouse gas (GHG) emissions reductions, and sustainability reporting. Results from these proposals include the following company commitments: • PACCAR, a designer and manufacturer of trucks, committed to report to the Carbon Disclosure Project and set goals for reducing the GHG emissions from its trucks and manufacturing operations.

• Capital One, the well-known diversified bank, has said it will reduce its GHG emissions 25% by 2020, and increase its environmentally-preferred paper use to 70% by the end of 2014.

Water

Water Advocacy & Public Policy

Calvert is an active member of the UN CEO Water Mandate, a multi-stakeholder initiative that recently released guidance on how companies can best ensure they are supporting the human right to water, and how to report their efforts to stakeholders.

The guidance aims to help companies that are large-scale users of water identify issues around their operations with regard to human rights, water supply, and sanitation. It gives companies a framework to examine their policies and responsibilities around these issues, extending to their supply chains. The guidance also addresses the responsibilities of states and water and sanitation service providers with respect to human rights and water issues.

Companies Supporting Water as a Human Right

Several Calvert Global Water Fund companies with strong initiatives are profiled below.

• Veolia is an innovative-leader in water distribution and reuse. In the South African city of Durban, there is a severe lack of water, especially drinking water. Veolia developed the Durban Water Recycling Plant, which now supplies the city’s industries with recycled, cost-effective water for use in manufacturing. A full 98% of the city’s wastewater is now recycled, leaving clean drinking water for the residents.

• Xylem is one of the world’s leading providers of water transport and treatment. Xylem partners with global organizations such as Mercy Corps, Water for People, Planet Water Foundation, China Women’s Development Foundation, and

6	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

Fundación Avina to develop clean-water solutions for communities affected by water scarcity or water-related disasters. Xylem also works collaboratively with non-profits and local communities to protect water sources before crisis hits in at-risk areas and populations.

Alternative Energy

Power Forward 2.0

Calvert, in conjunction with Ceres, the World Wildlife Federation, and David Gardiner & Associates, published Power Forward 2.0: How American Companies Are Setting Clean Energy Targets and Capturing Greater Business Value, which found that 215 of the companies in the Fortune 500 (43%) have set climate and/or clean energy goals. Other key findings include that 53 of the Fortune 100 companies reported savings of $1.1 billion annually and decreased their annual carbon dioxide emissions by approximately 58.3 million metric tons—the equivalent of retiring 15 coal-fired power plants.

The report offers several recommendations for U.S. policymakers, such as promoting tax credits or other incentives that would level the cost playing field for renewable energy, particularly, extending the Production Tax Credit for wind energy, and maintaining and expanding Renewable Portfolio Standards in states that do not have them.

UN Climate Summit

In September, Calvert joined global leaders from 160 countries to participate in the UN Climate Summit, calling on policymakers, business leaders, and other investors to take immediate steps to address the material financial risks created by climate change. The Summit was the start of a critical 15-month period of international negotiations leading up to the UNFCCC Conference of Parties in Paris, December 2015, which will strive for a global agreement between governments that establishes major cuts to GHG emissions.

As of September 30, 2014, the following companies represented the following percentages of Portfolio net assets: PACCAR 0.15% of Calvert Social Index Fund; Capital One 0.90% of Calvert Social Index Fund, 0.28% of Calvert Balanced Portfolio, 3.51% of Calvert Large Cap Core Portfolio; Veolia 1.95% of Calvert Global Water Fund; and Xylem 1.14% of Calvert Global Water Fund; Holdings are subject to change.

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Please Note: Calvert Global Alternative Energy Fund’s name will change to Calvert Global Energy Solutions Fund effective January 31, 2015. See the prospectus supplement at the end of this report. The name change will not effect how the fund is managed.

Investment Performance

For the one-year period ended September 30, 2014, Calvert Global Alternative Energy Fund Class A shares (at NAV) returned 2.31%, underperforming the Ardour Global Alternative Energy Index (Composite), which returned 12.61%. The Fund’s underperfor-mance was due in part to its overweight position in the Energy Efficiency sector, as well as weak stock selection in the Energy Efficiency and Renewable Energy sectors.

Investment Climate

It was a strong year for the equity markets, with the MSCI World Equity Index gaining 12.8%. In developed markets, North America dominated. The MSCI North American Index gained 18.7% over the period. Other equity markets did not fare as well; however, for the most part, they finished in positive territory.

Two events in the United States took center stage during the last quarter of 2013, which was the first quarter of the reporting period. First, the standoff over extending the government debt-ceiling limit resulted in the temporary lay-off of hundreds of federal workers. Second, the Federal Reserve (Fed) began to taper its bond-buying program (quantitative easing). In both cases, the equity markets had a relatively sanguine reaction and remained focused on longer-term issues, including the improving 2014 growth prospects for the world’s largest developed economies. The U.S. economy was expected to grow by more than 2.5%, while analysts projected a lower, but respectable rate of growth for the euro-zone as it emerged from its 2012-2013 recession. Japan, too, was expected to show solid growth, supported by the staunchly pro-growth stance of the country’s policymakers.

Early in the reporting period, the Alternative Energy Fund’s largest sector position, Energy Efficiency, made the top contribution to performance. Industrial companies with exposure to improving end markets,1 such as automobiles and construction, were instrumental to the sector’s success. Johnson Controls, which is active in both building

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CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	4.7%
Consumer Staples	3.9%
Energy	3.4%
Financials	2.9%
Industrials	30.6%
Information Technology	21.8%
Materials	4.3%
Mutual Funds	1.7%
Short-Term Investments	1.2%
Utilities	25.5%
Total	100%

CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	-7.19%	2.31%
Class C	-7.66%	1.35%
Class I	-7.09%	2.71%
Class Y	-7.19%	2.51%

Ardour Global
Alternative
Energy Index
(Composite)	-3.50%	12.61%

Lipper Global
Natural Resources
Funds Average	-1.91%	4.63%

Ten Largest	% of Net
Stock Holdings	Assets
Johnson Controls, Inc.	4.7%
Eaton Corp. plc	4.4%
Cosan Ltd.	3.9%
Covanta Holding Corp.	3.5%
Quanta Services, Inc.	3.3%
EDP Renovaveis SA	3.1%
PNE Wind AG	2.9%
Capital Stage AG	2.9%
Renewables Infrastructure
Group Ltd.	2.8%
Capstone Infrastructure Corp.	2.7%
Total	34.2%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

and transportation efficiency, announced a large share buyback program. It also increased its dividend, highlighting management confidence. In Europe, ABB issued solid earnings results, stating that early-cycle macroeconomic indicators remained positive. Companies in the Solar sector also generally performed well on improving fundamentals for manufacturers.

During the second quarter of the reporting period, performance relative to the broad market was good. The cold snap in the United States and geopolitical tensions in Eastern Europe weighed on riskier assets. Utilities, which are perceived to be a more defensive asset class, performed well against this market backdrop. Shares of renewable energy generators also benefitted as political unrest in Ukraine highlighted Europe’s dependence on natural gas imports. Shares of Wind developers gained upon news that Germany was re-evaluating its plans to trim wind-farm subsidies. The country is dependent on energy imports from Russia.

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CALVERT GLOBAL
ALTERNATIVE
ENERGY FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	-2.61%
Five year	-7.84%
Since inception (5/31/2007)	-9.96%

Class C Shares	(with max. load)
One year	0.35%
Five year	-7.85%
Since inception (7/31/2007)	-10.95%

Class I Shares
One year	2.71%
Five year	-6.49%
Since inception (5/31/2007)	-8.93%

Class Y Shares*
One year	2.51%
Five year	-6.77%
Since inception (5/31/2007)	-9.24%

* Calvert Global Alternative Energy Fund first offered Class Y shares on July 29, 2011.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

The Fund had a difficult second half of the reporting period. The April-May earnings season was largely disappointing and share prices of some holdings—particularly those in the Energy Efficiency sector—moved lower as a result. Even some companies with results that aligned with expectations and confirmed guidance saw their share prices fall, as investors had already “baked in” higher expectations. ABB reported profits below expectations, primarily because of charges and poor execution in their power systems division. Weather had a negative effect on some building-efficiency companies, including Owens Corning, whose U.S. insulation play performed as expected, but shares still lost value. Some LED technology names performed poorly. Cree reported lower margins on stronger earnings, and Philips had one-off issues in its health care division.

During the final quarter of the reporting period, the Fund struggled relative to its Index because of weak returns in Energy Efficiency and Renewable Energy. The Fund’s large exposure to small cap-stocks and Industrial holdings also hurt performance, as both significantly underper-formed during the period. Sharp appreciation in the U.S. dollar also hurt the Fund, given its higher weighting in eurozone equities.

Portfolio Strategy

Energy Efficiency continues to be the Fund’s largest sector. This is where we see the most attractive opportunities and diverse end markets, primarily in the United States and Europe. Our largest exposure is to European and U.S. residential and non-residential construction markets, where we believe the outlook remains positive. Slow recovery in the European construction market, combined with a favorable regulatory framework, should help improve top-line growth for companies that offer insulation, lighting, HVAC, and heating-related products. In the automotive industry, legislative mandates are driving demand for greater fuel efficiency and cleaner emissions. This could lead to higher earnings growth and revenue for market leaders such as Johnson Matthey and Johnson Controls. In the Utilities sector, the Fund’s position in Quanta Services may benefit from increased capital expenditures on electrical transmission and distribution, particularly in the United States.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A and I shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 2.40%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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In our view, the fundamentals for the Solar sector are strengthening. We prefer low-cost manufacturers in China because they are well positioned to take advantage of the Chinese government’s 14GW solar-capacity target for domestic markets. We maintain positions in downstream solar integrators, rather than solar module manufacturers, because we believe project developers are better positioned to capture value than equipment manufacturers, who are subject to more intense competition. Recently, we have seen innovative financing techniques lower the cost of capital for solar developers. We believe this should help accelerate growth in the industry.

Market Outlook

We believe that recent macroeconomic data indicate growth in the U.S. construction market, despite its volatility. In particular, the Architecture Billings Index, a leading economic indicator of construction activity, point toward increased U.S. construction spending. Within the lighting industry, LED applications are taking share from traditional incandescent and fluorescent lighting. We believe this trend will continue, and it should be positive for the Energy Efficiency companies we hold, including Epistar, Zumtobel and Veeco. Further, declines in LED chip prices should accelerate the adoption of LED lighting in both residential and non-residential construction into 2015 and beyond.

Improving economics and a more favorable financing environment continue to support growth in the Renewable Energy sector. Costs have declined to such an extent that renewable energy can now compete without subsidies in certain geographic regions, although regulation continues to play a supportive role in some markets. We believe solar demand will continue to grow at a double-digit rate while wind capacity growth will be more muted and center on emerging markets such as Mexico, Brazil, and India.

Following the success of a number of yieldco launches in the Renewable Energy sector over the last 18 months, we expect to consider these for the Fund, as well as other securi-tized assets. A yieldco is a publicly traded company that is formed to own operating assets that produce predictable cash flow. These financing structures help to lower a company’s cost of capital, further enabling lower-cost renewable development throughout the world. We look for opportunities that offer strong cash-generating assets, in secure regulatory environments, with growth visibility and attractive dividend yields.

Over the long term, we believe the outlook for alternative energy is positive, supported by favorable government legislation, falling input costs, improved financing, rising energy prices, and supportive end-markets. In our opinion, the Fund is well positioned for future market cycles.

October 2014

1. For a business-related product or service, the end market refers to the organization that will use the product or service in its own operations. The terms destination market, target market and final market are often used interchangeably with end market.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Johnson Controls 4.70%, ABB 0%, Owens Corning 2.36%, Johnson Matthey 0.97%, Cree 2.00%, Philips 0%, Quantas Services 3.28%, Epistar 1.99%, Zumtobel 1.86%, and Veeco 1.20%.

Holdings are subject to change.

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Investment Performance

For the 12-month period ended September 30, 2014, Calvert Global Water Fund Class A shares (at NAV) returned 9.69%, outperforming the S-Network Global Water Index, which returned 8.28%. The outperformance was largely due to a combination of sector positioning and security selection.

Investment Climate

It was a strong year for the equity markets, with the MSCI World Equity Index gaining 12.8%. In developed markets, North America dominated, as the MSCI North American Index climbed 18.7% over the reporting period. Other equity markets did not fare as well, but for the most part, they finished in positive territory.

Two events in the United States took center stage during the last quarter of 2013, which was the first quarter of the reporting period. First, the standoff over extending the government debt-ceiling limit resulted in the temporary lay-off of hundreds of federal workers. Second, the Federal Reserve (Fed) began to taper its bond-buying program (quantitative easing). In both cases, the equity markets had a relatively sanguine reaction and remained focused on longer-term issues, including the improving 2014 growth prospects for the world’s largest developed economies. The U.S. economy was expected to grow by more than 2.5%, while analysts projected a lower, but respectable rate of growth for the euro-zone as it emerged from its 2012-2013 recession. Japan, too, was expected to show solid growth, supported by the staunchly pro-growth stance of the country’s policymakers.

Early in 2014, significant concerns emerged about the potential effects of U.S. weather, Russian involvement in Eastern Europe, and China debt issues on global economic recovery. Investors became more risk averse, which helped Fund performance as risk-off sentiment heightened demand for Water Utilities companies. The Fund also benefitted from material developments in the United Kingdom (UK) and Brazil. In the UK, the last pieces of the regulatory puzzle were put in place for the next five years of tariffs, although they have yet to be finalized. Similarly, Brazilian water utility company Sabesp was autho-

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CALVERT GLOBAL
WATER FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	4.4%
Energy	0.9%
Financials	2.6%
Industrials	63.8%
Information Technology	2.2%
Materials	5.4%
Short-Term Investments	2.7%
Utilities	18.0%
Total	100%

CALVERT GLOBAL
WATER FUND
September 30, 2014

Investment Performance
(total return at NAV*)
	6 Months	12 Months
	Ended	Ended
	9/30/14	9/30/14
Class A	-3.46%	9.69%
Class C	-3.76%	8.93%
Class I	-3.11%	10.20%**
Class Y	-3.24%	10.14%

S-Network
Global Water
Index	-3.43%	8.28%

Lipper Global
Natural
Resources
Funds Average	-1.91%	4.63%

Ten Largest	% of Net
Stock Holdings	Assets
HD Supply Holdings, Inc.	5.8%
Pentair plc	4.7%
Flowserve Corp.	4.6%
Ebara Corp.	4.5%
Calgon Carbon Corp.	4.5%
Wolseley plc	4.3%
Travis Perkins plc	4.0%
Tetra Tech, Inc.	3.9%
Rexnord Corp.	3.9%
EnerCare, Inc.	3.8%
Total	44.0%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

** Calvert Global Water Fund first offered Class I shares on January 31, 2014.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

rized to raise its rates. This positive news was overshadowed by the country’s severe drought, which was expected to have a detrimental near-term impact on earnings. French utilities Suez and Veolia performed well during this part of the reporting period, as both executed effective cost-cutting plans, demonstrated large reductions in waste, and signaled plans to increase their focus on growth.

Later in the spring, drought in California was front-page news and macroeconomic data in the United States, UK, and China were favorable. These conditions were generally supportive of water technology and infrastructure stocks, though individual performance was less driven by thematic news.

The last quarter of the reporting period was challenging for our water strategy. Stylistically, the market backdrop was against us. Small-company stocks were out of favor and in July 2014 had their worst month of returns in more than two years. From a sector perspective, Industrials and Utilities were two of the three worst performers during the quarter. The Fund’s

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holdings reported positive news, on average, during earnings season; however, there were some surprises, including issues that hurt Pentair and Tetra Tech. The two companies’ positions about their backlogs and bidding activity, along with the fact that leading indicators for these markets are positive, make us upbeat about their future prospects.

As a reminder, the end markets for the products and services produced by these companies include: U.S. municipalities, where demand has been stronger than expected; U.S. residential, which remains steady with signs of improvement on the horizon; U.S. non-residential, which continues to improve slowly; and UK construction, where demand is strong.

Portfolio Strategy

Strong performance early in the reporting period was offset by weaker performance later on, as the Fund’s relative sector weightings—underweight in Utilities and overweight in Infrastructure—hampered its relative performance. The most notable portfolio change occurred during the latter half of the reporting period, when we reallocated assets from Utilities to Infrastructure. Broadly speaking, water stocks with higher dividends, higher margins, and more earnings predictability were the stronger performers during the reporting period. Heading into 2014, however, we believed many of these firms were pricey with limited upside potential. In our view, water companies that were more cyclical in nature—those serving capital spending and construction markets—were more attractive. Accordingly, the Fund sold Water Utilities while increasing exposure to Water Infrastructure stocks with attractive end-market operations. Our exposure to Water Infrastructure was just over 55% of the Fund at the end of the reporting period, which is at the high end of our sector-allocation range. Looking forward, we continue to believe that Infrastructure sector companies have better earnings visibility and pricing power but will regularly monitor key data and meet with company management to ensure this thesis is sound.

Following recent market volatility, we are seeing great opportunities in Infrastructure, Technology, and Utilities. We are building positions in companies with strong fundamentals and attractive end markets. We also added some new names to the portfolio, taking advantage of share-price dislocations in the market. The Fund is structured to benefit from continued cyclical growth in Infrastructure companies’ earnings. We remain disciplined on valuation, rotating out of names as they approach our fair-value price target, and moving assets to more attractively valued opportunities within the sector. We seek to manage volatility and downside risk in the Fund through portfolio risk-management strategies and the inclusion of lower-risk stocks.

Market Outlook

The long-term thesis for investing in water remains unchanged. The supply of water on earth is constant—with access to clean water arguably declining due to pollution and aquifer depletion—while the demand for water is growing at approximately two times the rate of population growth. Consequently, the supply/demand wedge continues to expand. This strengthens the investment thesis behind investing in companies that provide solutions to global water problems. These solutions include increasing the supply of and access to water, lowering demand, improving water and wastewater quality, and building out new and maintaining installed infrastructure.

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The long-term drivers behind the water strategy broadly include population growth, urbanization, industrialization, increasing regulation, and infrastructure rehabilitation. Participating in investment themes related to these drivers, such as infrastructure spending, natural resource scarcity, demographic shifts, and climate change, ensures that the Fund includes a broad range of business models and geographic locations, and offers a well-diversified global investment portfolio.

We are optimistic about the return potential for water companies over the next 18 months. Obviously, market multiples and the degree to which company-specific investment theses meet our expectations will influence performance results. As we move ahead, the Fund has a wider breadth of sector exposures and investment theses than it has had during previous years. Our investment strategy allows us to touch a wide variety of end markets, and this gives us the ability to manage risks and rewards through multiple market environments.

October 2014

CALVERT GLOBAL
WATER FUND
September 30, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	4.50%
Five year	10.66%
Since inception (9/30/2008)	8.62%

Class C Shares	(with max. load)
One year	7.93%
Five year	10.73%
Since inception (9/30/2008)	8.49%

Class I Shares*
One year	10.20%
Five year	11.85%
Since inception (9/30/2008)	9.59%

Class Y Shares**
One year	10.14%
Five year	12.06%
Since inception (9/30/2008)	9.74%

* Calvert Global Water Fund first offered Class I shares on January 31, 2014.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class I share performance would have been different.

** Calvert Global Water Fund first offered Class Y shares on July 29, 2011.

Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

As of September 30, 2014, the following companies represented the following percentages of Fund net assets: Sabesp 0%, Suez 3.73%, Veolia 1.95%, Pentair 4.65%, and Tetra Tech 3.91%. Holdings are subject to change.

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10-year records). The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.99%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 30, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Global Alternative Energy	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$928.10	$8.94
Hypothetical	$1,000.00	$1,015.79	$9.35
(5% return per year before expenses)

Class C
Actual	$1,000.00	$923.39	$13.74
Hypothetical	$1,000.00	$1,010.78	$14.37
(5% return per year before expenses)

Class I
Actual	$1,000.00	$929.12	$6.77
Hypothetical	$1,000.00	$1,018.05	$7.08
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$928.12	$7.73
Hypothetical	$1,000.00	$1,017.05	$8.09
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.85%, 2.85%, 1.40%, and 1.60% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

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	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Global Water	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$965.43	$9.34
Hypothetical	$1,000.00	$1,015.56	$9.58
(5% return per year before expenses)

Class C
Actual	$1,000.00	$962.36	$12.55
Hypothetical	$1,000.00	$1,012.27	$12.87
(5% return per year before expenses)

Class I
Actual	$1,000.00	$968.92	$6.37
Hypothetical	$1,000.00	$1,018.60	$6.53
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$967.63	$7.49
Hypothetical	$1,000.00	$1,017.45	$7.68
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.90%, 2.55%, 1.29%, and 1.52% for Class A, Class C, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Global Alternative Energy Fund and Calvert Global Water Fund: We have audited the accompanying statements of net assets of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the “Funds”), each a series of The Calvert Impact Fund, Inc., as of September 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Global Alternative Energy Fund and Calvert Global Water Fund as of September 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

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GLOBAL ALTERNATIVE ENERGY FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 94.7%	Shares	Value
Australia - 0.3%
Ceramic Fuel Cells Ltd.*	28,531,883	$266,078

Austria - 1.8%
Zumtobel Group AG	99,713	1,865,321

Brazil - 3.9%
Cosan Ltd	361,200	3,886,512

Canada - 6.3%
Canadian Solar, Inc.*	59,725	2,136,363
Capstone Infrastructure Corp	718,184	2,659,110
TransAlta Renewables, Inc	147,104	1,522,422
		6,317,895

China - 6.0%
China Longyuan Power Group Corp	1,494,000	1,458,415
China Suntien Green Energy Corp. Ltd	9,493,000	2,371,737
Trina Solar Ltd. (ADR)*	179,933	2,171,791
		6,001,943

Denmark - 0.8%
Novozymes A/S, Series B	17,741	769,503

France - 5.5%
Albioma	49,790	1,219,674
Cie de Saint-Gobain	40,816	1,867,492
SunPower Corp.*	71,208	2,412,527
		5,499,693

Germany - 7.6%
Capital Stage AG	601,891	2,862,948
CENTROTEC Sustainable AG	27,984	538,511
PNE Wind AG	958,885	2,944,626
PSI AG Gesellschaft Fuer Produkte und
Systeme der Informationstechnologie*	86,318	1,269,777
		7,615,862

Hong Kong - 2.2%
GCL-Poly Energy Holdings Ltd.*	6,026,000	2,227,267

India - 1.1%
Greenko Group plc*	396,736	1,095,467

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Equity Securities - Cont’d	Shares	Value
Ireland - 4.4%
Eaton Corp. plc	69,523	$4,405,672

Italy - 4.8%
Enel Green Power SpA	889,055	2,274,407
Prysmian SpA	139,047	2,582,702
		4,857,109

Netherlands - 2.5%
Koninklijke Philips NV	77,839	2,483,228

Spain - 6.1%
Abengoa SA B Shares	283,000	1,494,413
EDP Renovaveis SA	448,455	3,108,789
Iberdrola SA	219,471	1,571,304
		6,174,506

Taiwan - 2.0%
Epistar Corp	1,069,000	1,999,576

United Kingdom - 5.0%
Dialight plc	82,855	1,210,749
Johnson Matthey plc	20,594	974,957
Renewables Infrastructure Group Ltd	1,656,346	2,860,956
		5,046,662

United States - 34.4%
Advanced Energy Industries, Inc.*	119,092	2,237,739
Ameresco, Inc.*	330,890	2,266,596
Calgon Carbon Corp.*	133,090	2,579,284
Covanta Holding Corp	165,596	3,513,947
Cree, Inc.*	48,859	2,000,776
FuelCell Energy, Inc.*	363,044	758,762
Itron, Inc.*	36,167	1,421,725
Johnson Controls, Inc	107,186	4,716,184
MYR Group, Inc.*	53,633	1,291,483
NextEra Energy, Inc	27,091	2,543,303
Owens Corning	74,581	2,367,947
Quanta Services, Inc.*	90,506	3,284,463
Regal-Beloit Corp	26,404	1,696,457
Solazyme, Inc.*	144,978	1,081,536
SunEdison, Inc.*	79,267	1,496,561
Veeco Instruments, Inc.*	34,388	1,201,861
		34,458,624

Total Equity Securities (Cost $98,691,883)		94,970,918

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Closed-End Funds - 4.0%	Shares	Value
Foresight Solar Fund Ltd	999,930	$1,682,551
Greencoat UK Wind plc	1,314,260	2,307,383

Total Closed-End Funds (Cost $3,723,870)		3,989,934

	Principal
Time Deposit - 1.2%	Amount
State Street Bank Time Deposit, 0.069%, 10/1/14	$1,192,494	$1,192,494

Total Time Deposit (Cost $1,192,494)		1,192,494

TOTAL INVESTMENTS (Cost $103,608,247) - 99.9%		100,153,346
Other assets and liabilities, net - 0.1%		91,661
Net Assets - 100%		$100,245,007

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 10,587,281 shares outstanding		$224,624,074
Class C: 2,557,468 shares outstanding .		50,639,245
Class I: 24,981 shares outstanding		6,071,345
Class Y: 1,039,821 shares outstanding		7,633,715
Accumulated net realized gain (loss) on investments and foreign
currency transactions		(185,244,430)
Net unrealized appreciation (depreciation) on investments, foreign
currencies and assets and liabilities denominated in foreign currencies		(3,478,942)

Net Assets		$100,245,007

Net Assets Value Per Share
Class A (based on net assets of $75,155,019)		$7.10
Class C (based on net assets of $17,255,535)		$6.75
Class I (based on net assets of $180,029)		$7.21
Class Y (based on net assets of $7,654,424)		$7.36

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

24	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL WATER FUND
STATEMENT OF NET ASSETS
SEPTEMBER 30, 2014

Equity Securities - 97.6%	Shares	cValue
Australia - 0.9%
ALS Ltd	1,215,440	$5,595,411

Brazil - 3.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	2,275,285	18,452,561

Canada - 9.6%
Capstone Infrastructure Corp	3,696,210	13,685,392
EnerCare, Inc.:
Common	1,928,733	23,643,477
Depository Receipt*	283,738	3,490,875
Newalta Corp	254,029	5,004,202
Pure Technologies Ltd	1,890,621	13,629,137
		59,453,083

Finland - 0.9%
Kemira OYJ	420,365	5,546,805

France - 5.7%
Suez Environnement SA	1,358,173	22,971,950
Veolia Environnement SA	679,361	11,992,448
		34,964,398

Israel - 0.5%
Amiad Water Systems Ltd	847,640	3,265,018

Japan - 5.3%
Ebara Corp	4,673,000	27,993,262
Organo Corp	992,270	4,541,778
		32,535,040

Mexico - 1.0%
Empresas ICA SAB de CV*	3,416,700	5,902,860

Netherlands - 1.4%
Arcadis NV	257,588	8,526,593

Switzerland - 5.3%
Georg Fischer AG*	16,148	9,505,782
Sulzer AG	190,146	23,381,461
		32,887,243

United Kingdom - 17.9%
Pentair plc	437,352	28,642,182
Rotork plc	138,844	6,226,340

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Equity Securities - Cont’d	Shares	Value
United Kingdom - Cont’d
Severn Trent plc	305,062	$9,286,733
Travis Perkins plc	922,982	24,909,047
United Utilities Group plc	1,122,637	14,711,646
Wolseley plc	498,625	26,217,883
		109,993,831

United States - 46.1%
A.O. Smith Corp	175,910	8,317,025
Advanced Drainage Systems, Inc.*	999,551	20,940,593
Aegion Corp.*	667,691	14,856,125
American Water Works Co., Inc	229,421	11,064,975
Badger Meter, Inc	83,800	4,227,710
Calgon Carbon Corp.*	1,435,106	27,812,354
California Water Service Group	262,307	5,886,169
Danaher Corp	269,354	20,465,517
Flowserve Corp	401,141	28,288,463
Franklin Electric Co., Inc	280,704	9,751,657
HD Supply Holdings, Inc.*	1,309,685	35,702,013
Mueller Water Products, Inc	1,416,199	11,726,128
Nuverra Environmental Solutions, Inc.*	389,897	5,750,981
Pico Holdings, Inc.*	808,506	16,129,695
Rexnord Corp.*	837,423	23,824,684
SJW Corp	109,846	2,951,562
SPX Corp	51,844	4,869,707
Tetra Tech, Inc	963,217	24,061,161
Xylem, Inc	197,928	7,024,465
		283,650,984

Total Equity Securities (Cost $609,193,975)		600,773,827

	Principal
Time Deposit - 2.7%	Amount
State Street Bank Time Deposit, 0.069%, 10/1/14	$16,812,818	$16,812,818

Total Time Deposit (Cost $16,812,818)		16,812,818

TOTAL INVESTMENTS (Cost $626,006,793) - 100.3%		617,586,645
Other assets and liabilities, net - (0.3%)		(1,900,924)
Net Assets - 100%		$615,685,721

See notes to financial statements.

26	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 19,677,387 shares outstanding	$361,072,877
Class C: 5,158,395 shares outstanding .	92,880,056
Class I: 54,269 shares outstanding	1,089,200
Class Y: 6,839,344 shares outstanding	134,656,348
Accumulated net realized gain (loss) on investments and foreign
currency transactions	34,424,942
Net unrealized appreciation (depreciation) on investments, foreign
currencies and assets and liabilities denominated in foreign currencies	(8,437,702)

Net Assets	$615,685,721

Net Assets Value Per Share
Class A (based on net assets of $384,696,638)	$19.55
Class C (based on net assets of $94,985,141)	$18.41
Class I (based on net assets of $1,065,784)	$19.64
Class Y (based on net assets of $134,938,158)	$19.73

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 27

STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2014

	Global Alternative	Global Water
Net Investment Income	Energy Fund	Fund
Investment Income:
Dividend income (net of foreign taxes withheld of
$148,694 and $787,479, respectively)	$1,928,151	$8,277,026
Interest income	1,538	12,516
Total investment income	1,929,689	8,289,542
Expenses:
Investment advisory fee .	1,017,591	3,901,700
Transfer agency fees and expenses .	442,552	1,022,108
Administrative fees	373,981	1,538,200
Distribution Plan expenses:
Class A	212,794	753,175
Class C	181,694	649,843
Directors' fees and expenses	10,677	34,043
Custodian fees	56,623	138,031
Registration fees	39,899	75,325
Reports to shareholders .	24,587	83,668
Professional fees	37,730	48,707
Accounting fees	16,639	61,857
Miscellaneous	6,140	10,429
Total expenses	2,420,907	8,317,086
Reimbursement from Advisor:
Class A	(238,301)	—
Class C	(14,457)	—
Class I	(6,796)	(15,194)
Class Y	(8,525)	—
Net expenses	2,152,828	8,301,892

Net Investment Income (Loss)	(223,139)	(12,350)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,189,104	40,462,092
Foreign currency transactions	(11,934)	5,026
	8,177,170	40,467,118

Change in unrealized appreciation (depreciation) on:
Investments and foreign currencies	(5,857,701)	(22,036,141)
Assets and liabilities denominated in foreign currencies	(205)	(4,483)
	(5,857,906)	(22,040,624)

Net Realized and Unrealized Gain (Loss)	2,319,264	18,426,494

Increase (Decrease) In Net Assets
Resulting From Operations	$2,096,125	$18,414,144

See notes to financial statements.

28	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL ALTERNATIVE ENERGY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income (loss)	($223,139)	($298,315)
Net realized gain (loss)	8,177,170	1,856,542
Change in unrealized appreciation (depreciation)	(5,857,906)	22,155,080

Increase (Decrease) in Net Assets
Resulting From Operations	2,096,125	23,713,307

Capital share transactions:
Shares sold:
Class A shares	21,389,009	21,117,660
Class C shares	3,566,377	2,360,698
Class I shares .	35,885	9,391
Class Y shares .	6,676,603	896,652
Redemption fees:
Class A shares	3,154	394
Class C shares	314	28
Class Y shares .	5	1
Shares redeemed:
Class A shares	(27,716,116)	(18,476,965)
Class C shares	(3,194,614)	(3,427,511)
Class I shares .	(433,546)	(409,125)
Class Y shares .	(580,260)	(325,806)
Total capital share transactions .	(253,189)	1,745,417

Total Increase (Decrease) in Net Assets	1,842,936	25,458,724

Net Assets
Beginning of year	98,402,071	72,943,347
End of year	$100,245,007	$98,402,071

See notes to financial statements.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 29

GLOBAL ALTERNATIVE ENERGY FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	2,852,699	3,364,849
Class C shares	497,247	388,901
Class I shares	4,729	1,524
Class Y shares	853,259	144,767
Shares redeemed:
Class A shares	(3,695,586)	(3,123,974)
Class C shares	(446,613)	(599,574)
Class I shares	(54,603)	(66,201)
Class Y shares	(74,992)	(51,713)
Total capital share activity	(63,860)	58,579

See notes to financial statements.

30	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2014	2013
Operations:
Net investment income (loss)	($12,350)	($429,990)
Net realized gain (loss)	40,467,118	17,641,208
Change in unrealized appreciation (depreciation)	(22,040,624)	11,760,827

Increase (Decrease) in Net Assets
Resulting From Operations	18,414,144	28,972,045

Distributions to shareholders from:
Net investment income:
Class A shares	(68,551)	(31,852)
Class C shares	(14,539)	—
Class Y shares .	(12,396)	(6,121)
Net realized gain:
Class A shares	(14,860,794)	(3,104,468)
Class C shares	(3,007,897)	(498,189)
Class Y shares .	(2,403,907)	(238,844)
Total distributions .	(20,368,084)	(3,879,474)

Capital share transactions:
Shares sold:
Class A shares	254,889,868	118,000,210
Class C shares	68,168,029	20,087,503
Class I shares .	1,140,707	—
Class Y shares .	120,823,853	22,179,954
Reinvestment of distributions:
Class A shares	13,753,501	2,911,982
Class C shares	2,320,525	427,616
Class Y shares .	1,859,210	219,499
Redemption fees:
Class A shares	13,115	2,134
Class C shares	655	263
Class Y shares .	2,549	182
Shares redeemed:
Class A shares	(63,203,750)	(18,585,101)
Class C shares	(5,078,727)	(1,333,877)
Class I shares .	(51,507)	—
Class Y shares .	(12,041,650)	(2,190,110)
Total capital share transactions .	382,596,378	141,720,255

Total Increase (Decrease) in Net Assets	380,642,438	166,812,826

Net Assets
Beginning of year	235,043,283	68,230,457
End of year	$615,685,721	$235,043,283

See notes to financial statements.

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GLOBAL WATER FUND STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2014	2013
Shares sold:
Class A shares	12,763,057	6,704,040
Class C shares	3,605,056	1,184,342
Class I shares	56,751	—
Class Y shares	5,979,295	1,234,847
Reinvestment of distributions:
Class A shares	745,278	185,067
Class C shares	132,799	28,357
Class Y shares	100,149	13,900
Shares redeemed:
Class A shares	(3,155,623)	(1,065,552)
Class C shares	(269,682)	(79,823)
Class I shares	(2,482)	—
Class Y shares	(593,843)	(125,302)
Total capital share activity	19,360,755	8,079,876

See notes to financial statements.

32	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Global Alternative Energy Fund and Calvert Global Water Fund (the “Funds,” each a “Fund”), each a series of Calvert Impact Fund, Inc., are registered under the Investment Company Act of 1940 as non-diversified, open-end management investment companies. Calvert Impact Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. Each Fund offers four classes of shares - Classes A, C, I, and Y. Class I shares of Global Water Fund commenced operations on January 31, 2014. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class I and Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Directors (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT 33

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Funds’ investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Funds, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. The Funds have retained a third party fair value pricing service to quantitatively analyze the price movement of their holdings on foreign exchanges and to automatically fair value if the variation from the prior day’s closing price exceeds specified parameters.

Such securities would be categorized as Level 2 in the hierarchy in these circumstances. Utilizing this technique may result in transfers between Level 1 and Level 2. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Closed-end funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not consti-

34	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

tute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

Global Alternative Energy		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$94,970,918	—	—	$94,970,918
Closed-End Funds	3,989,934	—	—	3,989,934
Other Debt Obligations	—	$1,192,494	—	1,192,494
TOTAL	$98,960,852	$1,192,494	—	$100,153,346

* For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

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Global Water		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity Securities*	$600,773,827	—	—	$600,773,827
Other Debt Obligations	—	$16,812,818	—	16,812,818
Total	$600,773,827	$16,812,818	—	$617,586,645

* For further breakdown of equity securities by country, please refer to the Statements of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Funds are informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Funds’ accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Funds charge a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital and is

36	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Funds’ tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Funds who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .95% of the average daily net assets of Global Alternative Energy. For its services, the Advisor receives an annual fee, payable monthly, of .90% of the first $250 million of the average daily net assets of Global Water and .85% of all assets above $250 million. Prior to January 1, 2014, the Advisor received an annual fee of .95% of the total average daily net assets of Global Water. Under the terms of the agreement, $82,808 and $444,986 was payable at year end for Global Alternative Energy and Global Water, respectively.

The Advisor has contractually agreed to limit net annual fund operating expenses for Classes A, C, Y and I through January 31, 2015. The contractual expense caps are 1.85% for Class A, 2.85% for Class C, 1.60% for Class Y of each Fund. The contractual expense caps are 1.40% and 1.29% for Class I in Global Alternative Energy and Global Water, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses, if any. At year end, $37,743 and $15,194 was receivable from the Advisor for Global Alternative Energy and Global Water, respectively.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Funds for an annual fee, payable monthly, of .35% for Classes A, C, and Y of each Fund and .15% for Class I shares in Global Alternative Energy and Global Water, based on their average daily net assets. Under the terms of the agreement, $30,478 and $178,818 was payable at year end for Global Alternative Energy and Global Water, respectively.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund has adopted a Distribution Plan that permits each Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by each Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively. Class I and Class Y shares do not have Distribution

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Plan expenses. Under the terms of the agreement, $31,608 and $159,886 was payable at year end for Global Alternative Energy and Global Water, respectively.

CID received $58,045 and $566,856 as its portion of commissions charged on sales of Class A shares of Global Alternative Energy and Global Water, respectively, for the year ended September 30, 2014.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Funds. For its services, CIS received a fee of $70,942 and $97,430 for the year ended September 30, 2014 for Global Alternative Energy and Global Water, respectively. Under the terms of the agreement, $5,711 and $10,715 was payable at year end for Global Alternative Energy and Global Water, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.

Note C — Investment Activity And Tax Information

During the year, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	Global Alternative Energy	Global Water
Purchases	$64,557,348	$680,387,742
Sales	65,021,825	324,373,271

Capital Loss Carryforwards
Expiration Date	Global Alternative Energy
30-Sep-17	($21,115,915)
30-Sep-18	(56,693,584)
30-Sep-19	(43,799,530)
No Expiration Date
Long-term	($62,688,434)

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their character as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration.

38	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

The tax character of distributions paid during the years ended September 30, 2014 and September 30, 2014 was as follows:

Global Water
Distributions paid from:	2014	2013
Ordinary income	$18,349,115	$3,879,474
Long-term capital gain	2,018,969	—
Total	$20,368,084	$3,879,474

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

	Global Alternative
	Energy	Global Water
Unrealized Appreciation	$6,853,926	$21,614,592
Unrealized (Depreciation)	(11,255,794)	(34,522,968)
Net Unrealized Appreciation/(Depreciation)	($4,401,868)	($12,908,376)

Undistributed ordinary income	—	$34,935,507
Undistributed long term-capital gain	—	$3,977,663
Capital loss carryforward	($184,297,463)	—

Federal Income Tax Cost of Investments	$104,555,214	$630,495,021

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. For both Funds, these book-tax differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Funds’ components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. For Global Water, the permanent differences are due to foreign currency transactions, reclassification of distributions and net operating losses. For Global Alternative Energy, the permanent differences are due to partnerships, foreign currency transactions and net operating losses.

	Global Alternative
	Energy	Global Water
Undistributed net investment income	$223,139	$107,836
Accumulated net realized gain (loss)	(9,391)	(107,836)
Paid-in capital	(213,748)

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Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. Global Water had no borrowings under the agreement during the year ended September 30, 2014. Global Alternative Energy had no loans outstanding pursuant to this line of credit at September 30, 2014. For the year ended September 30, 2014, borrowings by Global Alternative Energy under the agreement were as follows:

				Month of
	Average Daily	Weighted Average	Maximum Amount	Maximum Amount
	Balance	Interest Rate	Borrowed	Borrowed

Global Alternative Energy	$8,013	1.34%	$397,171	February 2014

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

notice to shareholders (unaudited)

For the fiscal year ended September 30, 2014, Global Water considers 16% of the ordinary dividends paid during the year as qualified dividend income and 3.8% as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code. Global Water also considers $2,018,969 of the long-term capital gain distributions paid during the year as capital gain dividends in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

40	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013	2012 (z)
Net asset value, beginning	$6.94	$5.16	$5.48
Income from investment operations:
Net investment income (loss)	.00	(.01)	(.01)
Net realized and unrealized gain (loss)	.16	1.79	(.17)
Total from investment operations	.16	1.78	(.18)
Distributions from:
Net investment income	—	—	(.14)
Net realized gain	—	—	—
Total distributions	—	—	(.14)
Total increase (decrease) in net asset value	0.16	1.78	(.32)
Net asset value, ending	$7.10	$6.94	$5.16

Total return*	2.31%	34.50%	(3.27%)
Ratios to average net assets: A
Net investment income (loss)	(.05%)	(.19%)	(.21%)
Total expenses	2.13%	2.40%	2.57%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	62%	90%	52%
Net assets, ending (in thousands)	$75,155	$79,302	$57,727

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010
Net asset value, beginning	$8.22	$10.45
Income from investment operations:
Net investment income (loss)	.10	(.07)
Net realized and unrealized gain (loss)	(2.84)	(2.16)
Total from investment operations	(2.74)	(2.23)
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(2.74)	(2.23)
Net asset value, ending	$5.48	$8.22

Total return*	(33.33%)	(21.34%)
Ratios to average net assets: A
Net investment income (loss)	1.28%	(.69%)
Total expenses	2.30%	2.29%
Expenses before offsets	1.85%	1.85%
Net expenses	1.85%	1.85%
Portfolio turnover	65%	73%
Net assets, ending (in thousands)	$76,921	$145,314

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013	2012 (z)
Net asset value, beginning	$6.66	$5.00	$5.28
Income from investment operations:
Net investment income (loss)	(.07)	(.07)	(.06)
Net realized and unrealized gain (loss)	.16	1.73	(.17)
Total from investment operations	.09	1.66	(.23)
Distributions from:
Net investment income	—	—	(.05)
Net realized gain	—	—	—
Total distributions	—	—	(.05)
Total increase (decrease) in net asset value	0.09	1.66	(.28)
Net asset value, ending	$6.75	$6.66	$5.00

Total return*	1.35%	33.20%	(4.38%)
Ratios to average net assets: A
Net investment income (loss)	(1.04%)	(1.21%)	(1.22%)
Total expenses	2.93%	3.20%	3.37%
Expenses before offsets	2.85%	2.85%	2.85%
Net expenses	2.85%	2.85%	2.85%
Portfolio turnover	62%	90%	52%
Net assets, ending (in thousands)	$17,256	$16,697	$13,595

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010
Net asset value, beginning	$7.99	$10.26
Income from investment operations:
Net investment income (loss)	.02	(.15)
Net realized and unrealized gain (loss)	(2.73)	(2.12)
Total from investment operations	(2.71)	(2.27)
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(2.71)	(2.27)
Net asset value, ending	$5.28	$7.99

Total return*	(33.92%)	(22.12%)
Ratios to average net assets: A
Net investment income (loss)	.28%	(1.68%)
Total expenses	3.10%	3.10%
Expenses before offsets	2.85%	2.85%
Net expenses	2.85%	2.85%
Portfolio turnover	65%	73%
Net assets, ending (in thousands)	$18,300	$33,191

See notes to financial highlights.

42	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2014 (z)	2013	2012 (z)
Net asset value, beginning	$7.02	$5.19	$5.59
Income from investment operations:
Net investment income	.03	—	.02
Net realized and unrealized gain (loss)	.16	1.83	(.18)
Total from investment operations	.19	1.83	(.16)
Distributions from:
Net investment income	—	—	(.24)
Net realized gain	—	—	—
Total distributions	—	—	(.24)
Total increase (decrease) in net asset value	0.19	1.83	(.40)
Net asset value, ending	$7.21	$7.02	$5.19

Total return*	2.71%	35.26%	(2.77%)
Ratios to average net assets: A
Net investment income	.34%	.04%	.38%
Total expenses	2.88%	3.19%	1.77%
Expenses before offsets	1.40%	1.40%	1.40%
Net expenses	1.40%	1.40%	1.40%
Portfolio turnover	62%	90%	52%
Net assets, ending (in thousands)	$180	$525	$725

	Years Ended
	September 30,	September 30,
Class I Shares	2011 (z)	2010
Net asset value, beginning	$8.34	$10.56
Income from investment operations:
Net investment income (loss)	.17	(.02)
Net realized and unrealized gain (loss)	(2.92)	(2.20)
Total from investment operations	(2.75)	(2.22)
Distributions from:
Net investment income	—	—
Net realized gain	—	—
Total distributions	—	—
Total increase (decrease) in net asset value	(2.75)	(2.22)
Net asset value, ending	$5.59	$8.34

Total return*	(32.97%)	(21.02%)
Ratios to average net assets: A
Net investment income (loss)	2.00%	(.25%)
Total expenses	1.51%	1.55%
Expenses before offsets	1.40%	1.40%
Net expenses	1.40%	1.40%
Portfolio turnover	65%	73%
Net assets, ending (in thousands)	$4,916	$9,057

See notes to financial highlights.

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GLOBAL ALTERNATIVE ENERGY FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013	2012 (z)
Net asset value, beginning	$7.18	$5.32	$5.49
Income from investment operations:
Net investment income	.02	.01	.05
Net realized and unrealized gain (loss)	.16	1.85	(.22)
Total from investment operations	.18	1.86	(.17)
Distributions from:
Net investment income	—	—	—
Net realized gain	—	—	—
Total distributions	—	—	—
Total increase (decrease) in net asset value	0.18	1.86	(.17)
Net asset value, ending	$7.36	$7.18	$5.32

Total return*	2.51%	34.96%	(3.10%)
Ratios to average net assets: A
Net investment income	.33%	.16%	.90%
Total expenses	1.85%	2.50%	6.75%
Expenses before offsets	1.60%	1.60%	1.60%
Net expenses	1.60%	1.60%	1.60%
Portfolio turnover	62%	90%	52%
Net assets, ending (in thousands)	$7,654	$1,877	$897

	Period Ended
	September 30,
Class Y Shares	2011 ^^ (z)
Net asset value, beginning	$7.70
Income from investment operations:
Net investment income (loss)	(.01)
Net realized and unrealized gain (loss)	(2.20)
Total from investment operations	(2.21)
Distributions from:
Net investment income	—
Net realized gain	—
Total distributions	—
Total increase (decrease) in net asset value	(2.21)
Net asset value, ending	$5.49

Total return*	(28.70%)
Ratios to average net assets: A
Net investment income (loss)	(.92%) (a)
Total expenses	873.73% (a)
Expenses before offsets	1.60% (a)
Net expenses	1.60% (a)
Portfolio turnover	65%**
Net assets, ending (in thousands)	$9
See notes to financial highlights.

44	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$19.12	$15.98	$14.29
Income from investment operations:
Net investment income (loss)	.01	(.04)	.02
Net realized and unrealized gain (loss)	1.77	3.99	3.29
Total from investment operations	1.78	3.95	3.31
Distributions from:
Net investment income	(.01)	(.01)	(.04)
Net realized gain	(1.34)	(.80)	(1.58)
Total distributions	(1.35)	(.81)	(1.62)
Total increase (decrease) in net asset value	0.43	3.14	1.69
Net asset value, ending	$19.55	$19.12	$15.98

Total return*	9.69%	25.81%	25.16%
Ratios to average net assets: A
Net investment income (loss)	.05%	(.23%)	.16%
Total expenses	1.85%	2.04%	2.34%
Expenses before offsets	1.85%	1.85%	1.85%
Net expenses	1.85%	1.85%	1.85%
Portfolio turnover	77%	104%	116%
Net assets, ending (in thousands)	$384,697	$178,275	$55,964

	Years Ended
	September 30,	September 30,
Class A Shares	2011 (z)	2010 (z)
Net asset value, beginning	$15.40	$14.85
Income from investment operations:
Net investment income	.06	.02
Net realized and unrealized gain (loss)	(.69)	.79
Total from investment operations	(.63)	.81
Distributions from:
Net investment income	(.02)	(.03)
Net realized gain	(.46)	(.23)
Total distributions	(.48)	(.26)
Total increase (decrease) in net asset value	(1.11)	.55
Net asset value, ending	$14.29	$15.40

Total return*	(4.38%)	5.50%
Ratios to average net assets: A
Net investment income	.36%	.16%
Total expenses	2.32%	2.69%
Expenses before offsets	1.85%	1.85%
Net expenses	1.85%	1.85%
Portfolio turnover	125%	61%
Net assets, ending (in thousands)	$39,535	$35,401

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$18.20	$15.38	$13.90
Income from investment operations:
Net investment income (loss)	(.12)	(.19)	(.12)
Net realized and unrealized gain (loss)	1.68	3.81	3.18
Total from investment operations	1.56	3.62	3.06
Distributions from:
Net investment income	(.01)	—	—
Net realized gain	(1.34)	(.80)	(1.58)
Total distributions	(1.35)	(.80)	(1.58)
Total increase (decrease) in net asset value	0.21	2.82	1.48
Net asset value, ending	$18.41	$18.20	$15.38

Total return*	8.93%	24.63%	23.90%
Ratios to average net assets: A
Net investment income (loss)	(.65%)	(1.16%)	(.81%)
Total expenses	2.53%	2.79%	3.20%
Expenses before offsets	2.53%	2.79%	2.85%
Net expenses	2.53%	2.79%	2.85%
Portfolio turnover	77%	104%	116%
Net assets, ending (in thousands)	$94,985	$30,759	$8,574

	Years Ended
	September 30,	September 30,
Class C Shares	2011 (z)	2010 (z)
Net asset value, beginning	$15.12	$14.70
Income from investment operations:
Net investment income (loss)	(.10)	(.13)
Net realized and unrealized gain (loss)	(.66)	.79
Total from investment operations	(.76)	.66
Distributions from:
Net investment income	—	(.01)
Net realized gain	(.46)	(.23)
Total distributions	(.46)	(.24)
Total increase (decrease) in net asset value	(1.22)	.42
Net asset value, ending	$13.90	$15.12

Total return*	(5.33%)	4.51%
Ratios to average net assets: A
Net investment income (loss)	(.60%)	(.90%)
Total expenses	3.26%	3.96%
Expenses before offsets	2.85%	2.85%
Net expenses	2.85%	2.85%
Portfolio turnover	125%	61%
Net assets, ending (in thousands)	$5,537	$3,202

See notes to financial highlights.

46	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

Period Ended
September 30,
Class I Shares	2014 (z)^
Net asset value, beginning	$18.99
Income from investment operations:
Net investment income	.04
Net realized and unrealized gain (loss)	.61
Total from investment operations	.65
Total increase (decrease) in net asset value	.65
Net asset value, ending	$19.64

Total return*	3.42%
Ratios to average net assets: A
Net investment income	.24% (a)
Total expenses	4.85% (a)
Expenses before offsets	1.29% (a)
Net expenses	1.29% (a)
Portfolio turnover	77%
Net assets, ending (in thousands)	$1,066

See notes to financial highlights.

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GLOBAL WATER FUND
FINANCIAL HIGHLIGHTS

		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2014 (z)	2013 (z)	2012 (z)
Net asset value, beginning	$19.21	$16.03	$14.28
Income from investment operations:
Net investment income	.07	.01	.05
Net realized and unrealized gain (loss)	1.80	3.99	3.31
Total from investment operations	1.87	4.00	3.36
Distributions from:
Net investment income	(.01)	(.02)	(.03)
Net realized gain	(1.34)	(.80)	(1.58)
Total distributions	(1.35)	(.82)	(1.61)
Total increase (decrease) in net asset value	.52	3.18	1.75
Net asset value, ending	$19.73	$19.21	$16.03

Total return*	10.14%	26.07%	25.55%
Ratios to average net assets: A
Net investment income	.36%	.08%	.40%
Total expenses	1.49%	1.66%	2.12%
Expenses before offsets	1.49%	1.60%	1.60%
Net expenses	1.49%	1.60%	1.60%
Portfolio turnover	77%	104%	116%
Net assets, ending (in thousands)	$134,938	$26,009	$3,692

	Years Ended
	September 30,	September 30,
Class Y Shares	2011 (z)	2010 (z)
Net asset value, beginning	$15.44	$14.83
Income from investment operations:
Net investment income	.12	.09
Net realized and unrealized gain (loss)	(.71)	.77
Total from investment operations	(.59)	.86
Distributions from:
Net investment income	(.11)	(.02)
Net realized gain	(.46)	(.23)
Total distributions	(.57)	(.25)
Total increase (decrease) in net asset value	(1.16)	.61
Net asset value, ending	$14.28	$15.44

Total return*	(4.22%)	5.84%
Ratios to average net assets: A
Net investment income	.76%	.61%
Total expenses	2.56%	8.03%
Expenses before offsets	1.60%	1.60%
Net expenses	1.60%	1.60%
Portfolio turnover	125%	61%
Net assets, ending (in thousands)	$2,934	$345

See notes to financial highlights.

48	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Portfolio turnover is not annualized for periods of less than one year.

^ From January 31, 2014, inception.

^^ From July 29, 2011 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations), or, for International and Global funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also

50	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that each Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED) 51

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52	www.calvert.com CALVERT SOLUTION STRATEGIES ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

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If you’re new to online account access, click on Login/Register to open an online account. Once you’re in, click on the E-delivery sign-up at the bottom of the Account Portfolio page and follow the quick, easy steps. Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Schedule of Investments
18	Statement of Assets and Liabilities
19	Statement of Operations
20	Statement of Changes in Net Assets
22	Notes to Financial Statements
29	Financial Highlights
32	Explanation of Financial Tables
33	Proxy Voting
34	Availability of Quarterly Portfolio Holdings
35	Director and Officer Information Table

Barbara Krumsiek

President and CEO of Calvert Investments, Inc.

Dear Calvert Shareholder,

For the 12 months ended September 30, 2014, the U.S. economy continued to improve. It has largely recovered, is going into an expansion phase, and is expected to continue to grow through the end of 2014 and into 2015. After recovering from a weak first-quarter caused by severe weather across the country, trends in the U.S. economy included a continued low interest-rate environment and declines in the unemployment rate. Economic growth was slower in Europe, Japan, and China, which were weighed down by further deterioration of macroeconomic data from Europe and growing concerns that China’s economic slowdown could negatively impact global economic growth. Global disruptions, including geopolitical conflicts, have been largely ignored to date by investors, while renewed investor and consumer confidence is high due to robust economic data and earnings data in the U.S. and supported by the U.S. Federal Reserve (the Fed) and central banks around the world continuing to maintain accommodative monetary policies.

While interest rates will likely remain low or rise very gradually over the near term, the Fed tapering with accompanying higher interest rates and continued accommodative language, an improving U.S. economy, and healthy earning and sales growth are expected to favor stocks over bonds over the long term. Overall, investors have become more risk tolerant assisted by accommodative global monetary policy. Volatility remained low throughout the year, but we did see an uptick at the end of the third quarter on fears that a global economic slowdown could also impact the U.S. recovery.

Calvert Women’s Principles® (CWP)

December 20, 2014, officially marks the 10-year anniversary of the Calvert Women’s Principles®, an important milestone in Calvert’s leadership in the women and investing space. In November, we will release our findings in the Women Investors Survey, the release of the latest Diversity Report, and a new article for CWP’s anniversary including a history, a look back at its implementation through Women’s Empowerment Principles (United Nations) and Gender Equality Principles (City of San Francisco), and the future of the program. Information about all our CWP events are available on Calvert’s website.

Calvert Global Water Fund

The Calvert Global Water Fund continues to garner attention and results, and its Class Y Shares recently won a Lipper Award1 for 2014 (Best Performing Fund among 105 funds in the Global Natural Resources Funds classification for the 3-year period ended December 31, 2013). We launched the Water fund in 2008 to give investors access to a broad array of companies around the world whose primary focus is on water. The Fund’s holdings span every sub-sector of the water cycle, including the collection, treatment, and distribution of water and includes sector holdings in water infrastructure, utilities, and technologies. I would encourage you visit the Calvert Water Website, www.calvert.com/water, where you can find the Water: Be a Part of the Solution video, the H2Alpha webinar, and the Water Investing app. This Fund is an example of our commitment to environmental, social, and governance (ESG) integration within our Funds.

4	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

Moving Forward

The end of 2014 will see my retirement as president and CEO of Calvert Investments. As CEO for more than 17 years, I have seen our business grow from primarily money market assets to a firm that has over $13.5 billion in Assets Under Management (AUM) in mutual funds that address many social issues. My plan moving forward is to become the Founding Chair of the forthcoming, soon to be launched Calvert institute, which will promote the growth of sustainable and responsible investing (SRI) through research, advocacy, and fostering innovation in the field of sustainable investing. In addition, I will continue serving on the Board of Calvert and as chair until May 2015. John Streur joined the Calvert family as CEO-Elect in late October and will take the reins full-time as CEO on January 1, 2015.

Stay Informed in the Months Ahead

Maintaining a well-diversified mix of U.S. and international stocks, bonds, and cash—appropriate for your goals and risk tolerance—is one of the best ways to mitigate the effects of an uneven recovery in the economy and markets. Of course, we recommend consulting your financial advisor if you have questions or concerns about your investments. We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals.

As always, we thank you for investing with Calvert.

Barbara Krumsiek
President and CEO of Calvert Investments, Inc.

October 2014

For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money.

Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member, FINRA, and subsidiary of Calvert Investments, Inc.

1. Lipper Fund Awards are granted annually to the funds in each Lipper classification that achieve the highest score for Consistent Return, a measure of funds’ historical risk-adjusted returns, relative to peers. Scores for Consistent Return are computed for all Lipper global classifications with ten or more distinct portfolios. The scores are subject to change every month and are calculated over 36, 60, and 120 month periods. The highest 20% of funds in each classification are named Lipper Leaders for Consistent Return. The highest Lipper Leader for Consistent Return within each eligible classification determines the fund classification winner over three, five, or ten years.

Source: Lipper, a Thomson Reuters company.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 5

Performance

For the 11-month period from inception through September 30, 2014, Calvert Green Bond Fund (Class A shares at NAV) returned 2.29%. Its benchmark index, the Barclays U.S. Aggregate Bond Index, returned 3.12% for the same period. The Fund’s underper-formance was generally due to its shorter duration1 versus the Index. Positive contributors included the Fund’s underweight to the securitized (also called asset-backed) sector, an overweight to corporate bonds, and strong security selection.

Market Review

During the 12 month reporting period, U.S. bond prices and yields were buffeted by fluctuating global and U.S. economic data, geopolitical developments, and shifting central bank policies. U.S. economic growth was choppy, with the weather-induced January-March contraction of 2.1% surrounded by quarters that featured solid growth. Inflation remained tame, rising 1.6%, which is below the Federal Reserve’s (the Fed) 2% target rate.2 Low inflation is a concern as it signals subdued growth. Personal consumption and business investment were strong, while housing-sector growth disappointed, as mortgage lending practices, although improved, remained restrictive. Over the year, unemployment rate fell from 7.2% to 5.9%, its lowest level since July 2008. For the entire 12 months, the U.S. economy probably3 grew in the neighborhood of 2%, in line with the average rate since the Great Recession.4 Contrary to bond market expectations, geopolitical issues, a lower inflation outlook, and economic uncertainty pushed longer-maturity Treasury rates lower. Consequently, it was a strong year overall for fixed-income investors. Performance in riskier markets was particularly strong, with high-yield and long-term bonds outpacing shorter-term

6	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

CALVERT GREEN
BOND FUND
September 30, 2014

% of Total
Economic Sectors	Investments
Corporate	40.3%
Financial Institutions	16.2%
Industrial	23.7%
Utility	0.4%
Government Related	6.7%
Agency	1.3%
Local Authority	2.1%
Supranational	3.3%
Securitized	23.7%
Asset-Backed Securities	7.7%
Commercial Mortgage-
Backed Securities	4.8%
Mortgage-Backed Pass-
Through	11.2%
Short-Term Investments	18.6%
Treasury	10.7%
Total	100%

CALVERT GREEN
BOND FUND
September 30, 2014

Investment Performance
(total return at NAV*)
		From
		Inception
	6 Months	10/31/13
	Ended	through
	9/30/14	9/30/14
Class A	1.79%	2.29%
Class I	1.94%	2.58%
Class Y	2.03%	2.56%

Barclays U.S.
Aggregate Bond
Index	2.21%	3.12%

Lipper
A-Rated
Corporate Debt
Funds Average	2.58%	4.71%

30 Days
Ended
SEC Yield	9/30/14
Class A	1.28%
Class I	1.71%
Class Y	1.59%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

securities. The Barclays Long Credit Index rose 13.58%, the broad intermediate Barclays U.S. Credit Index returned 6.64%, and the shorter-term Barclays 1-5 Year U.S. Credit Index was up 2.23%. Over the reporting period, the Treasury market as a whole posted a modest total return of 2.3%.5

However, there was wide divergence in the direction of short- and long-term Treasury yields. The 10-year Treasury-note yield rose to a cyclical high of 3% in January, but finished September significantly lower at 2.52%, while yields on two-year Treasury notes rose from 0.33% to 0.58% during the period.

Overseas, as price deflation and recession threatened the eurozone, the European Central Bank implemented easing policies that drove global bond yields lower. In light of these developments, the dollar rallied and U.S. bonds became more attractive globally. The U.S. economy, credit markets, and currency proved strong relative to those of Japan, China, and Europe, where growth was disappointing.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 7

CALVERT GREEN
BOND FUND
September 30, 2014

Total Returns

Class A Shares	(with max. load)
Since Inception (10/31/13)	-1.52%
Class I Shares
Since Inception (10/31/13)	2.58%
Class Y Shares
Since Inception (10/31/13)	2.56%

Portfolio Strategy

Throughout the reporting period, the Fund navigated a challenging fixed-income climate, with widely fluctuating bond yields and uneven economic growth. The U.S. real gross domestic product (GDP) growth rate ranged from a high of 4.6% to a low of -2.1% during the year. The 10-year Treasury yield moved between 2.34% and 3.03%, but ended the year at 2.49%—just 12 basis points6 below its starting yield of 2.61%. The yield curve flattened throughout the majority of the period, with short-term interest rates rising and intermediate- and long-term rates falling.

The Fund delivered gains of 2.29% for the reporting period but underperformed its passive benchmark. A shorter-than-benchmark duration, along with the Fund’s underweight to the strong-performing long end of the yield curve (i.e., long-term bonds), were the primary drivers of underperformance.

On the other hand, the Fund’s underweight to U.S. government agency mortgage-backed securities (MBS) and exposure to green corporate securities, which tend to be of higher credit-quality, contributed positively to Fund performance. Green bonds generally have a focus on opportunities related to climate change and other environmental issues. Exposure to asset-backed securities (ABS) related to solar-panels, which are not in the Index, were a notable positive contributor within the securitized sector.

The Fund’s hedging strategy, partially implemented with Treasury futures, which is used to manage interest-rate risk and yield-curve position, detracted from performance.

Outlook

Looking ahead, we expect the U.S. economy will continue to expand slowly, albeit at sub-trend growth rates. Measures of labor-market slack have continued to improve, but inflation remains below the Fed’s target rate of 2%. As a result, the Fed may not be in any hurry to tighten monetary policy after its quantitative easing (QE) program ends in October 2014. While the Fed is continuing to signal an increase in the Fed funds policy rate sometime in 2015, the exact timing and pace remain uncertain. In our view, yields in the two- to five-year maturity range should continue to rise steadily as policy rate hikes approach.

The central bank may start to shrink its $4 trillion portfolio gradually after the first few policy rate hikes. In our view, it would take a financial crisis or convincing evidence of a recession and/or deflation for the Fed to engage in another program of balance-sheet expansion.

Over the longer term, we expect the benchmark 10-year Treasury-note yield to fluctuate between 2% and 4%, influenced by trends in economic data, major central bank forward guidance, and flows in global fixed-income markets. In the shorter term, as bond yields

8	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds without 10 year records). The results shown are for Class A, I and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 3.75%, as applicable, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.59%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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overall remain very low, there is some downside market risk should the Fed start hiking interest rates earlier than mid-2015. In our view, money markets rates will remain pinned near zero percent well into next year. In this environment, we believe security selection, and active management of duration and the yield curve, should be key drivers of performance going forward.

Calvert Investment Management, Inc.
October 2014

1. Duration measures a portfolio’s sensitivity to changes in interest rates. Generally, the longer the duration, the greater the change in value in response to a given change in interest rates.

2. The Personal Consumption Expenditures (PCE) deflator, source: Bureau of Economic Analysis. Data available through August 2014 and measures year-over-year.

3. Assuming Q3 GDP growth at a 3% annualized pace.

4. GDP data source: Bureau of Economic Analysis. GDP data for the last three months of the reporting period was unavailable.

5. Barclays U.S. Treasury Index.

6. A basis point is 0.01 percentage points.

10	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) and redemption fees and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2014 to September 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 11

	Beginning	Ending Account	Expenses Paid
	Account Value	Value	During Period*
	4/1/14	9/30/14	4/1/14 - 9/30/14
Class A
Actual	$1,000.00	$1,017.86	$4.45
Hypothetical	$1,000.00	$1,020.66	$4.46
(5% return per year before expenses)

Class I
Actual	$1,000.00	$1,019.41	$2.53
Hypothetical	$1,000.00	$1,022.56	$2.54
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,020.27	$3.19
Hypothetical	$1,000.00	$1,021.91	$3.19
(5% return per year before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 0.88%, 0.50%, and 0.63% for Class A, Class I, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
12	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Calvert Impact Fund, Inc. and Shareholders of Calvert Green Bond Fund: We have audited the accompanying statement of assets and liabilities of the Calvert Green Bond Fund (the “Fund”), a series of Calvert Impact Fund, Inc., including the schedule of investments, as of September 30, 2014, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from inception, October 31, 2013, through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Green Bond Fund as of September 30, 2014, the results of its operations, the changes in its net assets, and the financial highlights for the period from inception, October 31, 2013, through September 30, 2014, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 13

SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2014

	Principal
Asset-Backed Securities - 8.5%	Amount	Value
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	$420,000	$419,243
Ford Credit Auto Lease Trust, 1.50%, 3/15/17 (e)	100,000	100,393
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	300,000	299,266
Ford Credit Floorplan Master Owner Trust, 1.82%, 1/15/18	150,000	150,929
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	316,336	329,040
Series II LLC, 4.59%, 4/20/44 (e)	97,671	100,739
Series III LLC, 4.02%, 7/20/44 (e)	400,000	400,360
Toyota Auto Receivables Owner Trust, 1.18%, 6/17/19	300,000	299,208

Total Asset-Backed Securities (Cost $2,084,820)		2,099,178

Commercial Mortgage-Backed Securities - 5.4%
GRACE Mortgage Trust, 3.71%, 6/10/28 (e)(r)	400,000	371,751
JP Morgan Chase Commercial Mortgage Securities Trust, 3.931%,
6/10/27 (e)(r)	450,000	450,631
Morgan Stanley Capital I Trust:
2014-CPT F, 3.56%, 7/13/29 (e)(r)	430,000	406,134
2014-CPT G, 3.56%, 7/13/29 (e)(r)	100,000	91,981

Total Commercial Mortgage-Backed Securities (Cost $1,331,347)		1,320,497

Corporate Bonds - 48.4%
African Development Bank, 0.75%, 10/18/16	370,000	369,956
American Express Credit Corp., 0.784%, 3/18/19 (r)	350,000	351,532
American Tower Corp., 3.45%, 9/15/21	200,000	196,081
Anheuser-Busch InBev Worldwide, Inc., 2.50%, 7/15/22	250,000	236,236
AT&T, Inc., 2.375%, 11/27/18	150,000	151,403
Bank of America Corp.:
4.125%, 1/22/24	250,000	254,776
4.20%, 8/26/24	150,000	148,703
Bank of America NA, 5.30%, 3/15/17	200,000	216,683
Burlington Northern Santa Fe LLC, 3.05%, 3/15/22	250,000	249,043
Capital One Bank, 2.25%, 2/13/19	300,000	297,309
Cisco Systems, Inc., 2.125%, 3/1/19	300,000	299,849
Citigroup, Inc.:
2.50%, 9/26/18	350,000	352,276
3.75%, 6/16/24	100,000	99,691
Cummins, Inc., 4.875%, 10/1/43	50,000	55,629
CVS Health Corp., 2.75%, 12/1/22	200,000	190,828
Ford Motor Credit Co. LLC, 1.013%, 1/17/17 (r)	300,000	302,522
General Electric Co., 2.70%, 10/9/22	345,000	335,802
Goldman Sachs Group, Inc.:
2.375%, 1/22/18	250,000	252,595

14	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

	Principal
Corporate Bonds - Cont’d	Amount	Value
Goldman Sachs Group, Inc. - Cont’d:
3.625%, 1/22/23	$200,000	$198,536
Hewlett-Packard Co., 3.75%, 12/1/20	250,000	259,214
Home Depot, Inc., 4.20%, 4/1/43	150,000	147,934
International Business Machines Corp., 3.375%, 8/1/23	200,000	201,933
International Finance Corp., 0.625%, 11/15/16	200,000	199,351
Johnson Controls, Inc., 3.625%, 7/2/24	250,000	247,901
JPMorgan Chase & Co.:
3.375%, 5/1/23	150,000	143,691
3.625%, 5/13/24	350,000	347,665
Masco Corp., 5.95%, 3/15/22	326,000	356,155
Massachusetts Institute of Technology, 3.959%, 7/1/38	750,000	760,738
Methanex Corp., 5.25%, 3/1/22	125,000	137,388
Mondelez International, Inc.:
0.76%, 2/1/19 (r)	150,000	149,937
2.25%, 2/1/19	200,000	198,544
Morgan Stanley:
0.973%, 7/23/19 (r)	350,000	350,492
3.875%, 4/29/24	100,000	99,896
4.35%, 9/8/26	100,000	98,282
Nissan Motor Acceptance Corp.:
0.934%, 9/26/16 (e)(r)	250,000	252,015
2.35%, 3/4/19 (e)	100,000	100,138
Nordic Investment Bank, 2.25%, 9/30/21	200,000	198,869
North American Development Bank, 2.40%, 10/26/22	150,000	142,624
NRG Yield Operating LLC, 5.375%, 8/15/24 (e)	100,000	100,500
Oracle Corp., 4.50%, 7/8/44	200,000	202,464
Prologis LP, 3.35%, 2/1/21	250,000	249,470
Prudential Financial, Inc., 2.30%, 8/15/18	300,000	302,529
Regency Centers LP, 3.75%, 6/15/24	400,000	399,078
SABMiller Holdings, Inc., 3.75%, 1/15/22 (e)	300,000	305,784
Telefonica Emisiones SAU:
3.992%, 2/16/16	100,000	104,059
3.192%, 4/27/18	200,000	206,273
Verizon Communications, Inc.:
2.625%, 2/21/20 (e)	160,000	157,993
4.862%, 8/21/46 (e)	125,000	125,354
5.012%, 8/21/54 (e)	111,000	111,527
Vornado Realty LP, 5.00%, 1/15/22	250,000	272,942
Whirlpool Corp., 3.70%, 3/1/23	250,000	251,112
Xerox Corp., 2.80%, 5/15/20	200,000	197,210

Total Corporate Bonds (Cost $11,898,512)		11,938,512

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	Principal
Municipal Obligations - 2.3%	Amount	Value
Metropolitan Water District of Southern California
Revenue Bonds, 6.947%, 7/1/40	$250,000	$296,937
Santa Clara Valley California Transportation Authority
Revenue Bonds, 5.876%, 4/1/32	230,000	274,887

Total Municipal Obligations (Cost $558,561)		571,824

Sovereign Government Bonds - 1.4%
Export Development Canada, 0.875%, 1/30/17	150,000	149,979
Kommunalbanken AS, 0.75%, 11/21/16 (e)	200,000	199,793

Total Sovereign Government Bonds (Cost $349,575)		349,772

U.S. Government Agency Mortgage-Backed
Securities - 12.4%
Fannie Mae:
3.11%, 7/1/23	147,491	150,153
3.00%, 11/15/29	400,000	411,078
3.50%, 11/15/29	435,000	456,325
3.50%, 11/15/44	1,060,000	1,080,289
4.00%, 11/15/44	925,000	971,886

Total U.S. Government Agency Mortgage-Backed Securities
(Cost $3,064,906)		3,069,731

U.S. Treasury Obligations - 11.9%
United States Treasury Bonds, 3.375%, 5/15/44	824,000	850,780
United States Treasury Notes:
1.00%, 9/15/17	330,000	329,485
1.75%, 9/30/19	1,550,000	1,547,942
2.00%, 8/31/21	160,000	157,837
2.375%, 8/15/24	40,000	39,537

Total U.S. Treasury Obligations (Cost $2,910,924)		2,925,581

Time Deposit - 20.6%
State Street Bank Time Deposit, 0.069%, 10/1/14	5,084,723	5,084,723

Total Time Deposit (Cost $5,084,723)		5,084,723

TOTAL INVESTMENTS (Cost $27,283,368) - 110.9%		27,359,818
Other assets and liabilities, net - (10.9%)		(2,698,683)
Net Assets - 100%		$24,661,135

See notes to financial statements.

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			Underlying	Unrealized
	Number of	Expiration	Face Amount	Appreciation
Futures	Contracts	Date	at Value	(Depreciation)
Purchased:
30 Year U.S. Treasury Bonds	1	12/14	$137,906	($346)

Sold:
2 Year U.S. Treasury Notes	2	12/14	$437,688	$88
10 Year U.S. Treasury Notes	26	12/14	3,240,656	17,479
Ultra U.S. Treasury Bonds	2	12/14	305,000	2,104
Total Sold				$19,671

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(r)	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

Abbreviations:
LLC: Limited Liability Corporation
LP: Limited Partnership

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES SEPTEMBER 30, 2014

Assets
Investments in securities, at value (Cost $27,283,368) -
see accompanying schedule	$27,359,818
Cash collateral at broker	35,688
Receivable for securities sold	3,291,358
Receivable for shares sold	614,705
Interest receivable	98,439
Receivable from Calvert Investment Management, Inc	73,930
Receivable for futures variation margin	4,469
Other assets	8
Total assets	31,478,415

Liabilities
Payable for securities purchased	6,644,759
Payable to custodian bank	146,090
Payable to Calvert Investment Administrative Services, Inc	2,789
Payable to Calvert Investment Services, Inc	133
Payable to Calvert Investment Distributors, Inc	2,010
Accrued expenses and other liabilities	21,499
Total liabilities	6,817,280

Net Assets	$24,661,135

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 of $0.01 par value shares authorized:
Class A: 698,787 shares outstanding	$10,536,412
Class I: 855,863 shares outstanding	12,818,045
Class Y: 68,695 shares outstanding	1,044,293
Undistributed net investment income	601
Accumulated net realized gain (loss)	166,009
Net unrealized appreciation (depreciation)	95,775

Net Assets	$24,661,135

Net Asset Value per Share
Class A (based on net assets of $10,621,565)	$15.20
Class I (based on net assets of $12,993,796)	$15.18
Class Y (based on net assets of $1,045,774)	$15.22

See notes to financial statements.

18	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

STATEMENT OF OPERATIONS
FROM INCEPTION OCTOBER 31, 2013
THROUGH SEPTEMBER 30, 2014

Net Investment Income
Investment Income:
Interest income	$325,089
Total investment income	325,089

Expenses:
Investment advisory fee	47,972
Transfer agency fees and expenses	18,580
Distribution Plan expenses:
Class A	11,683
Directors' fees and expenses	1,394
Administrative fees	20,806
Accounting fees	2,267
Custodian fees	30,907
Registration fees	57,261
Reports to shareholders	5,140
Professional fees	39,703
Miscellaneous	8,407
Total expenses	244,120
Reimbursement from Advisor:
Class A	(52,063)
Class I	(75,277)
Class Y	(19,294)
Net expenses	97,486

Net Investment Income	227,603

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	213,415
Futures	(47,433)
165,982

Change in unrealized appreciation (depreciation) on:
Investments	76,450
Futures	19,325
95,775

Net Realized and Unrealized Gain (Loss)	261,757

Increase (Decrease) in Net Assets
Resulting From Operations	$489,360

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

From Inception
October 31, 2013
Through
Increase (Decrease) in Net Assets	September 30, 2014
Operations:
Net investment income	$227,603
Net realized gain (loss)	165,982
Change in unrealized appreciation (depreciation)	95,775

Increase (Decrease) in Net Assets
Resulting From Operations	489,360

Distributions to shareholders from:
Net investment income:
Class A shares	(56,347)
Class I shares	(168,437)
Class Y shares	(2,191)
Total distributions	(226,975)

Capital share transactions:
Shares sold:
Class A shares	10,916,078
Class I shares	12,788,496
Class Y shares	1,042,657
Reinvestment of distributions:
Class A shares	41,106
Class I shares	29,549
Class Y shares	1,979
Redemption fees:
Class A shares	418
Shares redeemed:
Class A shares	(421,190)
Class Y shares	(343)
Total capital share transactions	24,398,750

Total Increase (Decrease) in Net Assets	24,661,135

Net Assets
Beginning of period	—
End of period (including undistributed net investment
income of $601)	$24,661,135

See notes to financial statements.

20	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS

From Inception
October 31, 2013
Through
Capital Share Activity	September 30, 2014
Shares sold:
Class A shares	723,890
Class I shares	853,913
Class Y shares	68,588
Reinvestment of distributions:
Class A shares	2,706
Class I shares	1,950
Class Y shares	130
Shares redeemed:
Class A shares	(27,809)
Class Y shares	(23)
Total capital share activity	1,623,345

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Green Bond Fund (the “Fund”), a series of Calvert Impact Fund, Inc., is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. Calvert Impact Fund, Inc. is comprised of four separate series. The operations of each series are accounted for separately. The Fund, which commenced operations on October 31, 2013, offers three classes of shares - Classes A, I, and Y. Class A shares are sold with a maximum front-end sales charge of 3.75%. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived for certain other institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

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Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy. Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of

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__

the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At September 30, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of September 30, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities*	Level 1	Level 2	Level 3	Total
Asset-backed securities	__	$2,099,178	__	$2,099,178
Corporate debt	—	11,938,512	__	11,938,512
Commercial mortgage-backed	—	1,320,497	__	1,320,497
securities
Municipal obligations	—	571,824	__	571,824
U.S. government obligations	—	5,995,312	__	5,995,312
Other debt obligations	—	5,434,495	__	5,434,495
TOTAL	—	$27,359,818		$27,359,818
Other financial instruments**	$19,325	—	__	$19,325

*	For a complete listing of investments, please refer to the Schedule of Investments.
**	Other financial instruments are derivative instruments not reflected in the Total Investments in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in interest rates. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as

24	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, the Fund used U.S. Treasury Bond and Notes futures contracts to hedge against interest rate changes and to manage overall duration of the Fund. The Fund’s futures contracts at period end are presented in the Schedule of Investments.

During the period, the Fund invested in 2 year, 5 year, 10 year, 30 year, and Ultra U.S. Treasury Bond and Notes futures. The volume of outstanding contracts has varied throughout the period with a weighted average of 7 contracts and $260,766 weighted average notional value.

Short Sales: The Fund may use a hedging technique that involves short sales of U.S. Treasury securities for the purpose of managing the duration of the Fund. Any short sales are covered with an equivalent amount of high-quality, liquid securities.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

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Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .30% of the Fund’s average daily net assets.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015 for Class A, I and Y. The contractual expense caps are .88%, .50%, and .63%, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Class A and Y shares and .10% for Class I shares based on their average daily net assets.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% annually of the Fund’s average daily net assets of Class A. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% of the Fund’s average daily net assets of Class A. Class I and Y shares do not have Distribution Plan expenses.

CID received $6,716 as its portion of commissions charged on sales of the Fund’s Class A shares for the period from the inception of the Fund through September 30, 2014.

26	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $529 for the period from the inception of the Fund through September 30, 2014. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $48,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Directors’ fees are allocated to each of the funds served.

Note C — Investment Activity And Tax Information

During the period, the cost of purchases and proceeds from sales of investments, other than short-term and U.S. government securities, were $26,036,726 and $9,847,736, respectively. U.S. government security purchases and sales were $84,595,550 and $78,774,639, respectively.

The Fund may purchase securities, typically short-term variable rate demand notes, from or sell to other funds managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the period from the inception of the Fund through September 30, 2014, there were no such transactions.

The tax character of dividends and distributions paid during the period ended September 30, 2014 was as follows:

Distributions paid from:	2014
Ordinary income	$226,975
Total	$226,975

As of September 30, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$116,052
Unrealized (depreciation)	(50,245)
Net unrealized appreciation/(depreciation)	$65,807
Undistributed ordinary income	$196,578
Federal income tax cost of investments	$27,294,011

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are mainly due to wash sales and Section 1256 contracts.

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT 27

aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period from the inception of the Fund through September 30, 2014.

Note E — Subsequent Events

In preparing the financial statements as of September 30, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

28	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Period Ended
September 30,
Class A Shares	2014 (z) #
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss)	.17
Total from investment operations	.34
Distributions from:
Net investment income	(.14)
Net realized gain	—
Total distributions	(.14)
Total increase (decrease) in net asset value	.20
Net asset value, ending	$15.20

Total return*	2.29%
Ratios to average net assets: A
Net investment income	1.21% (a)
Total expenses	1.99% (a)
Expenses before offsets	.88% (a)
Net expenses	.88% (a)
Portfolio turnover	545%
Net assets, ending (in thousands)	$10,622

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

Period Ended
September 30,
Class I Shares	2014 (z) #
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.21
Net realized and unrealized gain (loss)	.18
Total from investment operations	.39
Distributions from:
Net investment income	(.21)
Net realized gain	—
Total distributions	(.21)
Total increase (decrease) in net asset value	.18
Net asset value, ending	$15.18

Total return*	2.58%
Ratios to average net assets: A
Net investment income	1.51% (a)
Total expenses	1.17% (a)
Expenses before offsets	.50% (a)
Net expenses	.50% (a)
Portfolio turnover	545%
Net assets, ending (in thousands)	$12,994

See notes to financial highlights.

30	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Period Ended
September 30,
Class Y Shares	2014 (z) #
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss)	.21
Total from investment operations	.38
Distributions from:
Net investment income	(.16)
Net realized gain	—
Total distributions	(.16)
Total increase (decrease) in net asset value	.22
Net asset value, ending	$15.22

Total return*	2.56%
Ratios to average net assets: A
Net investment income	1.56% (a)
Total expenses	14.21% (a)
Expenses before offsets	.63% (a)
Net expenses	.63% (a)
Portfolio turnover	545%
Net assets, ending (in thousands)	$1,046

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.

# From October 31, 2013 inception.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

32	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED) 33

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34	www.calvert.com CALVERT GREEN BOND FUND ANNUAL REPORT (UNAUDITED)

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper, III, an "independent" Director serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
	$	%*	$	% *

(a) Audit Fees	$73,157	0%	$53,735	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation and filing for the registrant)	$13,120	0%	$8,760	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$86,277	0%	$62,495	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Year ended 9/30/13
$28,146	0%*	$292,500	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)      This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)            The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report  that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the Registrant’s Code of Ethics.

                Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT IMPACT FUND, INC.

By:          /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  Barbara J. Krumsiek

                Barbara J. Krumsiek

                President -- Principal Executive Officer

Date: November 24, 2014

                /s/  Robert J. Enderson

                Robert J. Enderson

                Assistant Treasurer -- Principal Financial Officer

Date: November 24, 2014